                                                                   EXHIBIT 10.38



                             BROCADE/HP CONFIDENTIAL





                             OEM PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             HEWLETT-PACKARD COMPANY

                                       AND

                      BROCADE COMMUNICATIONS SYSTEMS, INC.

                             BROCADE/HP CONFIDENTIAL


                                  OEM AGREEMENT

                                TABLE OF CONTENTS


1.      SCOPE OF AGREEMENT.......................................................................1
        1.1    General...........................................................................1
        1.2    Eligible Purchasers...............................................................1
        1.3    Term Of Agreement.................................................................1

2.      DEFINITIONS..............................................................................1

3.      ORDER AND SHIPMENT OF OEM PRODUCTS.......................................................3
        3.1    Orders............................................................................3
        3.2    Order Acknowledgment..............................................................3
        3.3    Emergency Orders..................................................................3
        3.4    Forecasts.........................................................................4
        3.5    Lead Time.........................................................................4
        3.6    Inventory Requirement.............................................................4
        3.7    Order Changes.....................................................................4
        3.8    Shipment Requirements.............................................................4
        3.9    HP Option To Accept Overshipments.................................................4
        3.10   Meeting Shipment Dates............................................................5
        3.11   No Advance Shipment...............................................................5
        3.12   Title And Risk Of Loss............................................................5
        3.13   Packing List......................................................................5
        3.14   Packaging.........................................................................5
        3.15   Responsibility For Damage.........................................................5

4.      PRICES AND PAYMENT TERMS.................................................................5
        4.1    OEM Product Prices................................................................5
        4.2    Changed Prices....................................................................6
        4.3    Payment Procedure.................................................................6
        4.4    [*] Warranty......................................................................6
        4.5    Sales Taxes And Duties............................................................6

5.      NONCOMPLYING PRODUCTS....................................................................6
        5.1    Repair or Replacement.............................................................6
        5.2    Replacement and Repair Period.....................................................6

6.      RETURN OF PRODUCTS.......................................................................6
        6.1    Return Materials Authorization....................................................6
        6.2    Return Charges....................................................................7
        6.3    Duty To Remove Marks Or Destroy Noncomplying Products.............................7

7.      ENGINEERING PROCESS OR DESIGN CHANGES....................................................7
        7.1    Supplier Proposed Changes.........................................................7
        7.2    Request for Enhancement...........................................................7



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                             BROCADE/HP CONFIDENTIAL


        7.3    HP Proposed Changes...............................................................7
        7.4    [*] to Proposed Changes...........................................................7
        7.5    Safety Standard Changes...........................................................8
        7.6    Technical Cooperation.............................................................8

8.      QUALITY..................................................................................8
        8.1    Quality Program...................................................................8
        8.2    HP's Right To [*].................................................................9

9.      WARRANTIES...............................................................................9
        9.1    Hardware Product Warranties.......................................................9
        9.2    Product Software Warranties......................................................10
        9.3    Survival Of Warranties...........................................................10
        9.4    Epidemic Failure Warranty........................................................10
        9.5    DISCLAIMER.......................................................................10

10.     SUPPORT SERVICES........................................................................10
        10.1   General..........................................................................10
        10.2   New HP Products..................................................................11
        10.3   HP Property......................................................................11
        10.4   Substitute Products..............................................................11
        10.5   Failure Rate.....................................................................11
        10.6   Class Failure Remedies...........................................................11
        10.7   Survival Of Support Obligations..................................................12

11.     OBSOLESCENCE AND MANUFACTURING RIGHTS...................................................12
        11.1   Lifetime Buy Rights..............................................................12
        11.2   Consulting Services..............................................................13

12.     TRAINING................................................................................13
        12.1   Technical Training...............................................................13
        12.2   Presales Training................................................................13
        12.3   HP's Rights in Training Classes and Materials....................................13

13.     MARKETING AND LICENSING.................................................................13
        13.1   Marketing and Distribution.......................................................13
        13.2   Distribution Rights..............................................................14
        13.3   No Rights In Marks...............................................................14
        13.4   Private Labeling.................................................................14
        13.5   HP [*]...........................................................................14
        13.6   Software License.................................................................15
        13.7   Documentation License............................................................15

14.     INTELLECTUAL PROPERTY PROTECTION........................................................15
        14.1   Supplier's [*]...................................................................15
        14.2   HP's Duty To Notify..............................................................16
        14.3   Remedies For Infringing Products.................................................16



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                             BROCADE/HP CONFIDENTIAL


        14.4   Limitations......................................................................16

15.     COUNTRY OF MANUFACTURE AND [*]..........................................................16
        15.1   Country Of Origin Certification..................................................16
        15.2   Country Of Origin Marking........................................................16
        15.3   [*]..............................................................................17

16.     GOVERNMENTAL COMPLIANCE.................................................................17
        16.1   Duty to Comply...................................................................17
        16.2   Procurement Regulations..........................................................17
        16.3   Ozone Depleting Substances.......................................................17

17.     FORCE MAJEURE EVENTS....................................................................17
        17.1   Delaying Causes..................................................................17
        17.2   HP Option........................................................................18
        17.3   [*] Of Agreement.................................................................18

18.     EVENTS OF DEFAULT.......................................................................18
        18.1   Notice Of Breach.................................................................18
        18.2   Causes Of Breach.................................................................18
        18.3   [*] Rights Upon Breach...........................................................19
        18.4   [*]..............................................................................19
        18.5   Escalated Resolution Process.....................................................19

19.     CONFIDENTIAL INFORMATION................................................................19
        19.1   Confidential Information.........................................................19
        19.2   Exclusions.......................................................................19

20.     INSURANCE REQUIREMENTS..................................................................20
        20.1   Insurance Coverage...............................................................20
        20.2   Claims Made Coverage.............................................................20
        20.3   Additional Requirements..........................................................20

21.     LIMITATION OF LIABILITY.................................................................21

22.     TERMINATION.............................................................................21
        22.1   Outstanding Orders...............................................................21
        22.2   Return Of HP Property............................................................21
        22.3   Surviving Provisions.............................................................21

23.     MISCELLANEOUS...........................................................................21
        23.1   Notices..........................................................................21
        23.2   Exhibits.........................................................................22
        23.3   Independent Contractors..........................................................22
        23.4   Assignment.......................................................................22
        23.5   No Waiver........................................................................22
        23.6   Reference To Days................................................................22
        23.7   Headings.........................................................................22



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                             BROCADE/HP CONFIDENTIAL


        23.8   Publicity........................................................................22
        23.9   Severability.....................................................................23
        23.10  Subcontractors and Subsidiaries..................................................23
        23.11  Entire Agreement.................................................................23
        23.12  Governing Law....................................................................23
        23.13  Exhibits.........................................................................23




                                    Page iv
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                             BROCADE/HP CONFIDENTIAL


                             OEM PURCHASE AGREEMENT


THIS AGREEMENT is entered into between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation ("Supplier"), effective as of January 28, 2000, (the "Effective Date"). The parties hereby agree as follows:

1.      SCOPE OF AGREEMENT

        1.1 General. This Agreement specifies the terms and conditions under which Supplier will sell, license, and support the OEM Products listed in Exhibit A to this Agreement. The OEM Products are regarded as "Original Equipment Manufacturer" products that will either be sold separately or incorporated into HP Products for resale worldwide under the Supplier's label or under HP's private label. The OEM Products and the HP Products will be marketed, serviced, and supported by HP's field organization and channel partners, subject to the marketing, service, and support obligations of Supplier pursuant to this Agreement.

        1.2 Eligible Purchasers. This Agreement enables HP, HP Subsidiaries, and [*] to purchase OEM Products from Supplier under the terms of this Agreement or any subsequent Product Addendum. The terms and conditions of this Agreement will control and take precedence over any conflicting terms in a Product Addendum unless a Product Addendum specifically refers to and amends a term of this Agreement.

        1.3 Term Of Agreement. This Agreement will commence as of the Effective Date and continue for a two-year period (the "Term"), unless terminated earlier under the terms of this Agreement.

2.      DEFINITIONS

The following capitalized terms will have these meanings throughout this
Agreement:

        2.1 "Documentation" means the user and technical manuals and other documentation that Supplier will make generally available with the OEM Products.

        2.2 "Eligible Purchasers" mean those parties authorized to purchase OEM Products under this Agreement as listed in Exhibit B attached hereto.

        2.3 "Failure" means an instance where the product does not conform to specifications in Exhibit A or contains a defect in workmanship, materials, or design that prevents the OEM Product from fully performing as set forth in Exhibit A.

        2.4 "Forecast" means HP's estimate, submitted to Supplier in writing, of its purchase requirements over a [*] period, or such other period designated by the parties.



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                             BROCADE/HP CONFIDENTIAL


        2.5 "HP Products" means the HP products or systems that will incorporate the OEM Products and that will be marketed and sold to end-user customers by HP and its distributors.

        2.6 "HP Property" means all property, including without limitation, models, tools, equipment, copies of designs and documentation and other materials that may be furnished to Supplier by HP or on HP's behalf or separately paid for by HP for use by Supplier in connection with this Agreement.

        2.7 "Intellectual Property Rights" means all rights in patents, copyrights, moral rights, trade secrets, mask works, Marks, and other similar rights.

        2.8 "Lead Time" means the time between the date an Order is received by Supplier and the Shipment Date.

        2.9 "Marks" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs or other marks identifying a party or its products.

        2.10 "Noncomplying Product" means any OEM Product received by HP that does not comply with the [*] as set forth in Exhibit A of this Agreement. Noncomplying Products include, without limitation, dead-on-arrival products, overshipments, and early shipments.

        [*] "OEM Products" means the products listed in Exhibit A, all related Documentation, Parts, and other deliverables provided pursuant to this Agreement. For purposes of this Agreement, OEM Products shall not include any [*]

        2.12 "Orders" means a written or electronic purchase order or release issued by HP to Supplier for purchase of the OEM Products.

        2.13 "Parts" means the replacement parts, components, consumables or other products that may be supplied in conjunction with or as additions to the OEM Products.

        2.14 "Product Addendum" means an addendum to this Agreement entered into between Supplier and an Eligible Purchaser naming additional OEM Products and product specific requirements in addition to those requirements specified in this Agreement.

        2.15 "Shipment Date" means the date confirmed to HP by Supplier regarding a particular Order for the shipment of OEM products by Supplier to the destination required under the Order.

        2.16 "Software" means any software or firmware included or bundled with the OEM Products, as designated in the description of OEM Products in Exhibit A.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                             BROCADE/HP CONFIDENTIAL


        2.17 "Specifications" means the technical and functional requirements for the OEM Products as specified or referenced in Exhibit A or as agreed to in writing by the parties.

        2.18 "Subcontractor" means a third party listed in Exhibit B that may purchase OEM Products under the terms of this Agreement on behalf of HP.

        2.19 "Subsidiary" means an entity controlled by or under common control with a party to this Agreement, through ownership or control of more than 50% of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

        2.20 "Support" means ongoing maintenance and technical support for the OEM Products provided by Supplier to HP as more fully described in Exhibit D.

        2.21 "Technical Information" means Supplier's information and technology necessary to support OEM Products and to exercise any other rights provided under this Agreement.

3.      ORDER AND SHIPMENT OF OEM PRODUCTS

        3.1 Orders. Each delivery of OEM Products will be initiated by an Order issued to Supplier by HP. Each Order will include: (i) unit quantity; (ii) unit price; (iii) shipping destination; (iv) Shipment Date; and (v) other instructions or requirements pertinent to the Order. HP may schedule regular intervals for deliveries by an appropriate Order setting forth the intervals. To the extent of any inconsistency between the terms of an Order and the terms of this Agreement, the terms specified in this Agreement will control and take precedence. Any additional terms contained in Orders or Supplier's Order acknowledgements shall not be binding unless accepted by the other party in writing.

        3.2 Order Acknowledgment. An Order will be deemed to have been placed as of the date of receipt of the Order by Supplier. Supplier will promptly confirm the receipt of an Order electronically or through facsimile to HP within [*]. Orders within Forecasts and Lead Time requirements of this Agreement will be deemed accepted upon receipt by Supplier. For Orders exceeding Forecast, Supplier will have [*] in which to reject the order with respect to the excess. If an HP Order exceeds the Forecast or shortens the Lead Time, Supplier will use commercially reasonable efforts to fill such excess or accommodate such shorter Lead Time.

        3.3 Emergency Orders. If HP deems it necessary, HP may order OEM Products by facsimile on an emergency basis ("Emergency Order") subject to the availability of such OEM Products in Supplier's inventory. Supplier will use all reasonable efforts to ship the Emergency Order to HP's designated Eligible Purchaser(s) immediately upon receipt of such Emergency Order by Supplier. Subject to HP's approval, HP will pay any additional expenses related to such Emergency Orders.



*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                             BROCADE/HP CONFIDENTIAL


        3.4 Forecasts. HP will provide a [*] rolling Forecast [*] of its projected Orders. Any quantities listed in any Forecast or other correspondence between the parties are only estimates made as an accommodation for planning purposes and do not constitute a commitment on HP's part to purchase such quantity. HP may, [*] revise any such Forecasts, provided that such revisions (i) occur at least [*] prior to the projected Order Shipment Date, and (ii) shall not result in an increase of its projected Orders greater than [*] of the amount of Orders in the immediately preceding Forecast. Quantities and Shipment Dates in Forecasts and revisions thereof which are not provided to Supplier in accordance with this Section 3.4 shall not be binding upon Supplier for the purposes of Section 3.2 above.

        3.5 Lead Time. Lead time for each OEM Product and FRU product will be no more than [*] for forecasted demand and [*] unforecasted demand [*].

        3.6 Inventory Requirement. Supplier will maintain a [*] equal to [*] to support Order changes for each OEM Product. If this inventory is [*], Supplier will [*] as soon as reasonably possible after [*] In addition, Supplier will [*] of OEM Products in inventory [*] of inventory.

        3.7 Order Changes. HP may [*], postpone, decrease, or reschedule any Order subject to the [*] set forth immediately below. In the event HP increases any Order, Supplier will use [*] reasonable [*] to fulfill such Order for the Shipment Date requested by HP.

               -----------------------------------------------------------------
               [*]         PERMISSIBLE [*]      PERMISSIBLE [*] PERMISSIBLE [*]
               -----------------------------------------------------------------
               [*]         [*]                  [*]             [*]
               -----------------------------------------------------------------
               [*]         [*]                  [*]             [*]
               -----------------------------------------------------------------
               [*]         [*]                  [*]             [*]
               -----------------------------------------------------------------
               [*]         [*]                  [*]             [*]
               -----------------------------------------------------------------

        3.8 Shipment Requirements. All Order are required to be shipped complete. Supplier will give HP [*] notice if it knows that it cannot meet a Shipment Date or that only a portion of the OEM Products will be available for shipment to meet a Shipment Date. For partial shipments, Supplier will ship the available OEM Products unless directed by HP to reschedule shipment. If Supplier ships any OEM Product by a method other than as specified in the corresponding Order, [*] any [*] in the [*] of freight.

        3.9 HP Option To Accept Overshipments. If Supplier ships more OEM Products than ordered, the amount of the overshipment may [*]



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                             BROCADE/HP CONFIDENTIAL


                [*] to Supplier pursuant to Article 6 below, [*] subject to the payment procedures in Section 4.3.

        3.10 Meeting Shipment Dates. If due to Supplier's failure to make a timely shipment, the specified method of transportation would not permit Supplier to meet the Shipment Date, the OEM Products affected will be shipped by air transportation or other expedient means acceptable to HP. [*] for any [*] in the freight [*] over that which [*] by the specified method of transportation.

        3.11 No Advance Shipment. If OEM Products are shipped more than [*] in advance of the Shipment Date, HP may [*] the OEM Products pursuant to Article 6 below [*] with payment due as provided in
                Section 4.3 below.

        3.12 Title And Risk Of Loss. Shipments will be [*] point. Title to OEM Product hardware and media ordered under this Agreement and risk of loss or damage will pass from Supplier to HP [*], subject to the provisions in Sections 3.12, 3.13, and 3.14 below.

        3.13 Packing List. Each delivery of OEM Products to HP must include a packing list that contains at least:

                (a)     The Order number and the HP part number;

                (b)     The quantity of OEM Products or Parts shipped; and,

                (c)     The date of shipment.

        3.14 Packaging. Supplier must preserve, package, handle, and pack all OEM Products as specified in Exhibit A.

        3.15 Responsibility For Damage. [*] will be [*] for [*] due to its [*] to [*] preserve, package, handle, or pack OEM Products in accordance with Exhibit A. In order to assert a claim against [*] under the provisions of this Section 3.15, [*] be required to first assert any claims for such loss or damage against the common carrier involved. Further, [*] be [*] for [*] due to a release of chemicals or other hazardous materials to the environment [*] release of the corresponding OEM Product to the designated carrier.

4.      PRICES AND PAYMENT TERMS

        4.1 OEM Product Prices. Supplier's prices for the OEM Products and Parts are listed in Exhibit C, payable in U.S. currency unless otherwise agreed, and may not be increased without HP's consent. Supplier and HP agree to review OEM Product prices [*].



*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                             BROCADE/HP CONFIDENTIAL


        4.2 Changed Prices. If during the Term changed prices or price formulas are put in effect by mutual agreement of HP and Supplier, [*] or price formulas are otherwise put in effect by Supplier, such prices or price formulas (if resulting in [*] than the [*] will apply to all Orders accepted by Supplier after the effective date of such prices or price formulas and to all unshipped Orders.

        4.3 Payment Procedure. Payment for OEM Products will be [*] of the applicable invoice from Supplier. Except as otherwise provided in this Agreement, associated freight expenses and duties will be paid directly by [*] related to or payments for unordered or Nonconforming Products, provided that HP does not retain such unordered or Nonconforming Products.

        4.4 [*] Warranty. If during the term, Supplier provides [*] of OEM Products [*], then Supplier agrees to [*] to HP [*] provided to the [*]. Supplier agrees to fulfill its obligations in this
                Section in good faith. In addition, HP may [*] due under this Agreement [*] upon Supplier's [*] issued to HP, which such Supplier [*] shall not be [*].

        4.5 Sales Taxes And Duties. Prices are [*] of all [*] after delivery to the designated destination (other than taxes levied on Supplier's income) that Supplier may be required to collect or pay upon shipment of the OEM Products. Any such [*] must appear as a separate item on Supplier's invoice. [*] agrees [*] unless [*]. Where applicable, [*]

5.      NONCOMPLYING PRODUCTS

        5.1 Repair or Replacement. HP may elect [*], subject to the provisions of Article 18 below, return a Noncomplying Product for replacement or repair [*] In addition, HP may return for repair or replacement an entire lot of OEM Products if more than [*] of that lot consists of Noncomplying Products. In the event of an overshipment, HP may elect to keep the additional units, subject to the payment procedures in Section 4.3.

        5.2 Replacement and Repair Period. Supplier will return the replacement or repaired OEM Products as soon as possible but in no event later than [*] after receipt of the Noncomplying Product from HP. Supplier's opportunity to cure any failure to meet such deadline, pursuant to Article 18 below, will apply to [*] during the Term.

6.      RETURN OF PRODUCTS

        6.1 Return Materials Authorization. All OEM Products returned by HP to Supplier must be accompanied by a Return Materials Authorization ("RMA"). Supplier will issue



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                             BROCADE/HP CONFIDENTIAL


                an RMA for OEM Products which HP has verified Failure. Supplier will supply an RMA [*] of HP's request.

        6.2 Return Charges. All Noncomplying Products returned by HP to Supplier within the respective warranty period for each OEM Product, and all replacement or repaired OEM Products shipped by Supplier to HP to replace Noncomplying Products, will [*].

        6.3 Duty To Remove Marks Or Destroy Noncomplying Products. Supplier agrees not to sell, transfer distribute or otherwise convey any part, component, product or service bearing or incorporating HP Marks, part numbers or other identifiers, including any HP packaging, copyrights or code, to any party other than to Eligible Purchasers. Supplier will remove from all rejected, returned or unpurchased OEM Products any such HP Marks or identifiers, even if such removal would require destruction of the OEM Products. Supplier further agrees not to represent that such OEM Products are built for HP or to HP specifications. Supplier will defend and indemnify HP against any claims, losses, liabilities, costs or expenses that HP may incur as a result of Supplier's breach of this obligation.

7.      ENGINEERING PROCESS OR DESIGN CHANGES

        7.1 Supplier Proposed Changes. Supplier will not, other than in accordance with this Article 7, make or incorporate in OEM Products any [*].

        7.2 Request for Enhancement. HP proposed changes and enhancement requests will be reviewed, as appropriate, by the Software Steering Committee and/or the Hardware Engineering core teams of Supplier. Where feasible and mutually agreed by HP and Supplier, such changes will be implemented in the [*] or as otherwise specifically agreed.

        7.3 HP Proposed Changes. HP may change HP-supplied drawings, designs, or Specifications at any time prior to manufacture of corresponding released OEM Products. Any such change will be [*] If any such change reasonably and directly [*] of OEM Products, an [*] will be made provided that Supplier makes a written claim for an [*] within [*] from the date HP gives notice to Supplier of the change and HP agrees in writing to the [*].

        7.4 [*] Proposed Changes. In the event that HP [*] in writing to an [*] in the stated time period on the basis that such [*] materially affects its ability to timely deliver the OEM Products or to fill outstanding orders, then HP may provide Supplier with written [*] and shall be entitled to (in addition to placing orders for the [*] submit purchase orders for the unchanged OEM Product(s) prior to the effective date of the implementation of the [*], for delivery no more



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                             BROCADE/HP CONFIDENTIAL


                than [*] after the effective date of such implementation and in quantities which do not exceed the total quantity of OEM Product(s) ordered by HP in the [*] immediately preceding the date of [*].

        7.5 Safety Standard Changes. Supplier will promptly give notice to HP if any upgrade, substitution, or other change to an OEM Product is required to make that product meet applicable safety standards or other governmental statutes, rules, orders, or regulations, even those that are not defined as Engineering Changes in Section 7.1 above. All affected OEM Products already purchased by HP may [*] either be returned to Supplier for upgrade to current revisions or upgraded by Supplier or HP in the field pursuant to the procedures outlined in Section 10.4 below. If an OEM Product meets applicable safety standards and other governmental requirements at the time of manufacture, HP and Supplier will [*] the [*] of any subsequent upgrade, substitution, or other required change required in an [*] based on good faith discussions between the parties. If such discussions render no [*], the parties may either mutually agree to escalate the matter to their respective vice presidents or general managers, as applicable, or in the alternative, [*] the [*].

        7.6 Technical Cooperation. Subject to the confidentiality provisions in Article 19 below, during the term of the Agreement, the parties will discuss architecture and explore the possibilities for technically [*] Supplier and HP products. Each party will designate a technical representative to lead these discussions as well as to address other technical issues relating to the product enhancements and [*]. Supplier agrees to [*] with HP engineers the following for [*] (which such information [*]

                (a) [*];

                (b) [*] information sufficient for HP to (i) understand the related architecture and to develop test suites for resolution of potential problems, and (ii) to understand the implications of such potential problems with the ability to implement meshed configurations efficiently;

                (c) [*] information on flow control/buffer allocation necessary for HP to implement efficient meshed configurations free of any significant performance problems;

                (d) [*] and [*] for such items; and,

                (e) [*] and [*].

8.      QUALITY

        8.1 Quality Program. Supplier agrees to maintain an objective quality program for all OEM Products. Supplier's program will be in accordance with the current version of



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                             BROCADE/HP CONFIDENTIAL


                HP's Supplier Quality System as specified in Exhibit H and if applicable, any additional or substitute quality requirements agreed to by the parties in writing. Supplier will, upon HP's request, provide to HP copies of Supplier's program and supporting test documentation.

        8.2 HP's Right To [*]. HP has the right to [*] at Supplier's [*] the OEM Products and [*] may be [*] at any time during the Term. HP's [*] may be for any reason [*] related to this Agreement, including to [*] with HP's [*], HP's right of [*] will apply as well to any [*] of Supplier. Supplier will inform [*] of HP's right to [*], and, if necessary, use all [*] such rights for HP.

9.      WARRANTIES

        9.1 Hardware Product Warranties. Supplier warrants that, for a period of [*] from the [*] for each OEM Product that all hardware components of the OEM Products under this Agreement will:

                [*] Be manufactured, processed, and assembled by Supplier or by companies under Supplier's direction, including, without limitation, [*]

                (2) Conform to the [*], and other criteria referred to in this Agreement or agreed to by the parties in writing;

                (3)     Be new, except as otherwise provided by the parties;

                (4) Conform strictly to the requirements as set forth under the terms and conditions of this Agreement;

                (5) Be free from defects in design, material and workmanship;

                (6) Be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership;

                (7) Be "Year 2000 Compliant." Year 2000 Compliant products will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant products will not cause any associated products or systems in which they may be used to fail in any of the ways described above. This Year 2000 Compliance Warranty will remain in effect through December 31, 2000, notwithstanding any other warranty period specified in this Agreement;

                (8) Notwithstanding the terms and conditions of Article 14 herein, not, to Supplier's reasonable knowledge, violate or infringe any third party



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                        Intellectual Property Rights and Supplier warrants that
                        it is not aware of any facts upon which such claim could be made. If Supplier learns of any claim or any facts upon which claim could be made, it will [*] notify HP of this information.

        9.2 Product Software Warranties. Supplier warrants that, for a period of [*] from the [*] for each OEM Product, all software elements of the OEM Products under this Agreement will conform to the Specifications and other criteria referred to in this Agreement or agreed to by the parties in writing.

        9.3 Survival Of Warranties. All warranties specified above will survive any inspection, delivery, acceptance, or payment by HP and be in effect for the longer of Supplier's normal warranty period.

        9.4 Epidemic Failure Warranty. In addition to the warranties specified above, Supplier warrants all OEM Products against epidemic failure for a period of [*] after the [*] of that OEM Product. An epidemic failure means:

                (a) Unit failures that (i) are caused by the same component failure or defect, provided that such failure or defect is attributable to Supplier, and (ii) occur at a rate equal to or less than [*] over a [*], or;

                (b) the occurrence of more than [*] classified as a [*] or higher safety incident defined as (i) a marginal condition that is likely to produce only minor bodily injury or property damage and is likely to occur after a [*] event, or (ii) a noncompliance event involving a safety-related standard, license, or testing agency evaluation, or;

                (c) any known problem which, in HP's reasonable opinion subject to Supplier's concurrence (which such concurrence shall not be unreasonably withheld or delayed) creates a significant risk to the health or safety of individuals who operate the OEM product or to the continuous business operations of companies or organizations that employ the OEM product for an intended or reasonably foreseeable use.

        9.5 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SUPPLIER EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS, WARRANTIES, OR CONDITIONS, EITHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

10.     SUPPORT SERVICES

        10.1 General. Supplier will provide trained HP support personnel with Support for the OEM Products as specified in Exhibit D. Supplier will maintain such number of qualified personnel as is necessary to provide timely and knowledgeable maintenance and support service in accordance with the terms and conditions of Exhibit D.



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                Supplier warrants that all Support will be provided in a
                professional and workmanlike manner. HP will provide direct maintenance and support to HP's customers with respect to the use of the OEM product as distributed with HP Products. Supplier and HP will maintain and support each OEM product distributed by HP for at least [*] after the date of last shipment by Supplier to HP of that OEM Product or end-of-life, whichever occurs first. HP acknowledges that Supplier may independently offer and provide support services to OEM Product customers. However, in no event may Supplier use HP Confidential Information or HP Property to direct or provide such support without HP's prior consent. Response times and problem classification for the OEM Products will be as set forth in Exhibit (D).

        10.2 New HP Products. Upon request by HP, Supplier will use its commercially reasonable efforts to provide HP with the OEM Products adapted for use with new releases of HP Products [*] and [*], if any, to be negotiated by the parties, provided that HP makes available to Supplier such HP Property as may be reasonably necessary for Supplier to develop any adaptation.

        10.3 HP Property. HP may provide to Supplier HP Property under the terms of an HP Equipment Loan Agreement attached as Exhibit E to this Agreement, solely for use in Supplier's manufacturing, testing, adapting and supporting the OEM Products. All HP Property will be clearly segregated from Supplier's property and identified as the sole property of HP. HP Property may not be transferred, assigned, loaned or otherwise encumbered in any way. HP Property may be provided to third parties for fulfillment of Supplier's obligations hereunder only upon HP's prior written consent. HP property will be returned to HP [*], upon termination of this Agreement.

        10.4 Substitute Products. If Supplier develops any generally available products that are to replace the OEM Product(s) or that are the same or substantially similar to the OEM Products available under this Agreement, HP will have the right to substitute the newer products at [*] as the substantially similar OEM Products for all subsequent purchases under this Agreement. Such substitute products must be compatible with the current version of the OEM Products.

        10.5    Failure Rate. Notwithstanding that the warranties given in
                Section 9.1 above apply to [*] of the hardware components of OEM Products, Supplier and HP acknowledge that a failure rate of [*] per [*] units delivered over a [*] is expected. If the actual failure rate for OEM Products exceeds this expected rate, Supplier will provide additional engineering and technical support needed to bring the actual failure rate within the specified failure rate.

        10.6 Class Failure Remedies. Upon the occurrence of any of the following events: (i) a failure rate exceeding the rate specified in Section 10.5 above; (ii) an epidemic failure as described in Section 9.3; or (iii) a safety standard change under Section 7.5 above (each referred to as a "Class Failure"), HP will have the following additional remedies for a [*] period commencing upon shipment by Supplier to HP of the OEM Product or the corresponding HP Product:



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               (1)    In the event of a Class Failure, Supplier will use its
                      commercially reasonable efforts to provide an initial root cause analysis, failure analysis, and [*] plan to HP no later than [*] following the receipt of the Class Failure part. HP will make available such information and assistance as reasonably required to allow Supplier to conduct its root cause analysis and provide its corrective action plan.

               (2) If, after review of the root cause analysis and [*] plan, HP determines in its reasonable opinion that the Class Failure necessitates a field stocking recall or customer based recall or retrofit, then HP will notify Supplier of its determination for such remedy. Supplier shall have [*] from time of notice from HP to object to HP's determination. In the event that Supplier either agrees with or fails to notify HP of its objection, HP may then elect to have the OEM products: (i) returned to Supplier for repair or replacement; (ii) repaired or replaced by Supplier in the field; or (iii) repaired or replaced by HP in the field, including products in distributor inventory and HP's installed base. If HP chooses to perform a field repair, Supplier will provide the appropriate replacement OEM products, spares, or upgrades [*] to HP and will, within [*] after completion of the recalls or retrofits, reimburse HP for [*] in performing such field repair. Supplier will give such OEM products, spares, or upgrades the [*].

               (3) Except as provided in Section 7.5 above regarding safety standard changes, Supplier will, within [*] after completion of the recalls or retrofits, reimburse HP [*] in performing such services.

        10.7 Survival Of Support Obligations. Supplier's maintenance and support obligations specified in this Article 10, and in the Support Terms in Exhibit D will run for the Term and any additional periods under Section 1.3 above and will continue for a period of [*] after the date of Supplier's last shipment of the applicable OEM Product to HP, or [*], whichever occurs first. This obligation includes, without limitation, making necessary Parts available to HP as further provided in the Support Terms.

11.     OBSOLESCENCE AND MANUFACTURING RIGHTS

        11.1 Lifetime Buy Rights. Supplier acknowledges its obligation to manufacture, supply and support the OEM Products without interruption for the Term. If, however, after the [*] of shipment of such products, Supplier seeks to discontinue the supply or support of any OEM Product (a " Discontinued Product"), Supplier will give notice to HP no less than [*] in advance of the last date the Discontinued Product can be ordered. After receipt of notice of discontinuance, HP may place orders for any demand during the [*] of such notice for delivery of Discontinued Products prior to the end of the notice period. To the extent that such orders exceed HP's previous Forecast for such Discontinued Products, the orders shall be [*]. Supplier shall accept only forecasted orders in the [*]



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                             BROCADE/HP CONFIDENTIAL


                of the stated notice period, and such orders shall be [*]. In addition, during such notice period, Supplier shall have the right [*] to [*] for OEM Products from HP at the time such Orders are submitted.

        11.2 Consulting Services. In support of Technical Information conveyed to HP, Supplier will provide:

                (1) Up to [*] of consulting services, as required by HP, provided that HP bears the cost of [*]; and

                (2) Additional consulting services at the rate of [*] of those so engaged.

12.     TRAINING

        12.1 Technical Training. Supplier will provide to HP, no later than April 1, 2000 as provided in a schedule mutually agreed upon in writing by the parties, Brocade [*] training for a minimum of [*] HP technical personnel, such training to be made available and completed before the scheduled HP ship-date of the OEM Product. Such training will be provided to HP for a mutually agreed upon [*] for the Term of the Agreement and Supplier's support obligations. HP may further request and Supplier will provide, for up to [*] HP technical personnel, additional training [*] as reasonably necessary to inform HP personnel of upgraded, enhanced or new versions of the OEM Products. Other training will be provided upon mutually agreeable terms and conditions.

        12.2 Presales Training. Supplier will provide to HP presales training sufficient to allow HP to become fully familiar with the OEM Product and its market. Such training will be provided to HP for a mutually agreed [*]. HP may further request and Supplier will provide additional training as [*] to inform HP personnel of upgraded, enhanced, or new versions of the OEM Products.

        12.3 HP's Rights in Training Classes and Materials. HP may [*] solely to internal trainees in training courses offered by HP solely in conjunction with HP or HP's authorized resellers' sale, service, and support of the OEM Products, all presales training classes, methods, and materials supplied or developed by Supplier under the Agreement. HP shall have [*] for the use of or [*] this material. HP may [*] such materials provided written authorization from Supplier is granted prior to distribution or use. Such approval from Supplier shall not be unreasonably withheld.

13.     MARKETING AND LICENSING

        13.1 Marketing and Distribution. HP will have the authority to market the OEM Products and the HP Products containing the OEM Products to the extent it deems appropriate,



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                             BROCADE/HP CONFIDENTIAL


                [*]. Without limiting the generality of the foregoing sentence, nothing in this Agreement will be construed or interpreted to place a [*] obligation upon HP with respect to marketing or distributing the HP Products or OEM Products or preclude HP from [*] any product which performs the same or similar function as the OEM Products. HP will have the right to use its own business and license terms for all marketing and distribution of the OEM Products and HP Products.

        13.2 Distribution Rights. For [*] from the Effective Date, Supplier hereby agrees [*] the OEM Products [*], provided that nothing in this Section 13.2 shall be construed to [*] Supplier from [*] Supplier's current and future indirect channels of distribution that are (i) resellers, service bureaus, third party distributors and third party OEMs which in turn sell or distribute the OEM Products [*], and (ii) any [*] to whom Supplier has [*] any of its products [*] the Effective Date and
                (iii) not controlled by or under common control with Supplier or its permitted successive assignees or transferees, or (iv) formed in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of Supplier or its permitted successive assignees or transferees. For purposes of this Section 13.2, an "[*].

        13.3 No Rights In Marks. Except as otherwise specified in the private labeling section below, nothing in this Agreement should be construed to grant either party any rights in the Marks of the other party. Supplier [*], that HP [*] the [*] and the [*] OEM Products in [*] the OEM Products or the HP Products. The OEM Products will be affixed with copyright notices sufficient to give notice as to the rights of the parties in their respective products.

        13.4 Private Labeling. If HP elects during the Term to create HP private label versions of the OEM Products, it is the intent of the parties that the terms and conditions of this Agreement will govern such private label version of the OEM Product. Notwithstanding the above, the parties recognize the necessity of renegotiating and amending the following sections of the
                Agreement: Article 3, Article 4, Article 7, Section 10.5, Exhibit A, Exhibit C, Exhibit D(6), and Exhibit H. The parties agree that such renegotiation of the preceding sections shall be in good faith and shall not be unreasonably delayed.

        13.5 HP [*]. Supplier will ensure that the OEM Products [*] serial number, format, and packaging [*] HP and [*] to the HP [*] as set forth in Exhibit A (which will not require any material change in form or dimensions of the OEM Products or require commercially unreasonable actions). Except as provided herein, Supplier will have [*].



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                             BROCADE/HP CONFIDENTIAL


        13.6    Software License.

                (a) Supplier hereby grants to HP a nonexclusive, worldwide, revocable (except as expressly provided in Section 13.6(d), [*] right and license, under all copyrights, patents, patent applications, trade secrets and other necessary Intellectual Property Rights of Supplier, to: (i) use, execute, and display the Software, in object code form, in conjunction with, or for use with OEM Products; (ii) distribute or license the Software, in object code form, as part of, in conjunction with, or for use with OEM Products sold or leased by HP to end user customers; and, (iii) authorize, license and sublicense third parties to do any, some or all of the foregoing. HP shall distribute the Software to end user customers pursuant to HP's end user license agreement, attached hereto as Exhibit I, as updated by HP from time to time.

                (b) HP shall have no right to (i) modify or adapt the Software for other products or create derivative works of the Software,
                (ii) decompile, reverse engineer, or disassemble the Software for purposes of designing similar products, or (iii) use or distribute the Software other than in connection with the use or distribution of the OEM Products.

                (c) HP agrees that the foregoing licenses do not grant any title or other right of ownership to the Software and that Supplier owns and shall continue to own all right, title and interest in and to the Software.

                (d) Upon any termination or expiration of this Agreement, HP's rights set forth in this Section 13.6 shall terminate except as follows: (i) end user customers shall be permitted continued use of the Software in conjunction with the operation of the OEM Products so long as they are not in breach of HP's end user license agreement attached hereto as Exhibit J, and (ii) HP shall retain a nonexclusive, worldwide license to use and execute the then-current version of the Software internally (in object code form only) for the sole purpose of assisting end user customers with the maintenance of the OEM Products purchased from HP.

        13.7 Documentation License. Supplier hereby grants HP a nonexclusive, nontransferable, worldwide, [*] license to [*] in HP's [*] all Documentation, and other information other than confidential information furnished by Supplier under this Agreement. HP may [*] such Documentation [*] of source, subject to affixing copyright notices to all copies of Documentation. These rights with respect to the Documentation will extend to HP Subsidiaries and third party channels of distribution. Supplier shall have [*] for [*] into the [*] due to [*].

14.     INTELLECTUAL PROPERTY PROTECTION

        14.1 Supplier's [*]. Except as provided in Section 14.4 below and provided that HP has complied with the provisions of Section
                14.2 below, Supplier will [*] from any



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                [*], any combination of an OEM Product with an HP Product (to the [*] any Software, Documentation, or a Supplier Mark, or any product provided as part of Supplier's Support services constitutes an unauthorized use or infringement of any patent (domestic or foreign) or a copyright, trademark, or trade secret of any third party. Supplier will [*] with respect to any such [*].

        14.2 HP's Duty To Notify. HP will give Supplier prompt notice of any [*] will give Supplier the [*]. If Supplier does not [*] of the [*] nor provide HP with [*] that it will [*], then HP may, without in any way [*].

        14.3 Remedies For Infringing Products. If the use or combination of any product provided hereunder is enjoined (the "Infringing Product"), Supplier will, [*], either:

                [*]

                [*]

                (3)     [*]

        14.4    Limitations. Supplier will be relieved of its [*] under this
                Article 14 to the extent that the [*] from Supplier's [*] with an HP [*] provided that all implementations of that [*] constitute an [*] of a third party [*].

15.     COUNTRY OF MANUFACTURE AND [*]

        15.1 Country Of Origin Certification. Upon HP's request, Supplier will provide HP with an appropriate certification stating the country of origin for OEM Products, sufficient to satisfy the requirements of the customs authorities of the country of receipt and any applicable export licensing regulations, including those of the United States.

        15.2 Country Of Origin Marking. Supplier will mark each OEM Product, or the container if there is no room on the OEM Product, with the country of origin. Supplier will, in marking OEM Products, comply with the requirements of the customs authorities of the country of receipt.



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                             BROCADE/HP CONFIDENTIAL


        15.3 [*]. If OEM Products delivered under this Agreement are imported, Supplier will when possible allow HP to be the [*]. If HP is not the [*] and Supplier obtains [*] rights to OEM Products, Supplier will, upon HP's request, provide HP with documents required by the [*] of the [*] of receipt to prove [*] and to transfer [*] rights to HP.

16.     GOVERNMENTAL COMPLIANCE

        16.1 Duty to Comply. The parties shall in the performance of this Agreement comply with all applicable laws, executive orders, regulations, ordinances, rules, proclamations, demands, and requisitions of all applicable state, local, national, or other governmental authority which may now or hereafter govern performance hereunder including, without limitation, all laws, executive orders, regulations, ordinances, rules, and proclamations regarding Equal Employment Opportunity, the exporting of technology, and withholding for income taxes.

        16.2 Procurement Regulations. The Software is "commercial computer software" as defined in the applicable provisions of the Federal Acquisition Regulation (the "FAR") and supplements thereto, including the Department of Defense ("DoD") FAR Supplements (the "DFARS"). The parties acknowledge that the Software was developed entirely at private expense and that no part of the Software was first produced in the performance of a Government contract. If HP supplies the Software to a U.S. Government agency, in accordance with FAR 12.212 and its successors or DFARS 227.7202 and its successors, as applicable, HP shall license the Software to the Government subject to the terms of this Agreement.

        16.3 Ozone Depleting Substances. Supplier hereby certifies that no OEM Product nor any component of any OEM Product:

                (1) Contains any "Class 1 Substance" or "Class 2 Substance", as those term are defined in 42 USC Section 7671 and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82, as now in existence or hereafter amended; or,

                (2) Has been manufactured with a process that uses any Class 1 or Class 2 Substance within the meaning of 42 USC
                        Section 7671 and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82, as now in existence or hereafter amended.

17.     FORCE MAJEURE EVENTS

        17.1 Delaying Causes. Subject to the provisions of this Article 17, Supplier will not be liable for any delay in performance under this Agreement caused by any "act of God" or other cause beyond Supplier's control and without Supplier's fault or negligence (a "delaying cause"). Notwithstanding the above, Supplier will not be relieved of any liability for any delay or failure to perform its defense obligations with respect to



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                third party Intellectual Property Rights or furnish remedies for
                Infringing Products as described in Article 14 above.

        17.2 HP Option. Supplier will [*] give HP notice of any [*] and its [*] of the expected duration of such cause. In the event of a [*] which continues for a period of [*] HP may act in [*] to:

                [*]

                [*]

        17.3 [*] Of Agreement. if HP elects to purchase other similar products in the event of a [*] HP may [*] under this Agreement once the [*] ceases and extend the [*] up to the length of time the [*]. Unless HP gives [*] as provided above within [*] after notice from supplier of the [*], HP will be deemed to have elected to [*] this Agreement for the duration of the [*].

18.     EVENTS OF DEFAULT

        18.1 Notice Of Breach. If either party is in breach of any provision of this Agreement, the nonbreaching party may, by written notice to the breaching party, except as otherwise prohibited by the United States bankruptcy laws, terminate the whole or any part of this Agreement or any Order, unless the breaching party cures the breach within [*] after receipt of such written notice.

        18.2 Causes Of Breach. For purposes of Section 18.1 above, the term "breach" includes without limitation any:

                (1) Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a party;

                (2) Appointment, with or without a party's consent, of a receiver or an assignee for the benefit of creditors;

                (3) Failure by Supplier to make a delivery of OEM Products in accordance with the requirements of this Agreement or any Order;

                (4) Failure by Supplier to replace or repair Noncomplying Products in a timely manner as required by Article 5 above; or

                (5) Other failure by a party to comply with any material provision of this Agreement with additional failure to provide the nonbreaching party, upon written request, with reasonable assurances of future performance.



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                             BROCADE/HP CONFIDENTIAL


        18.3 [*] Rights Upon Breach. In the event HP terminates this Agreement in whole or in part as provided above, [*] provided HP under this Agreement, HP may [*], upon [*] and in such [*] as [*] deems [*] to the [*] as to which this Agreement is terminated. Supplier agrees to [*] the [*] of this Agreement to the [*] under the provisions of this Section.

        18.4 [*]. If any Eligible Purchaser having the right to purchase an OEM Product under this Agreement or under any other agreement with Supplier [*] that an OEM Product is [*], then, irrespective of any other rights provided HP hereunder, HP may implement a [*] to [*] of such OEM Products [*]. Such [*] may be [*] if HP [*] that Supplier has taken [*] the [*] or given sufficient assurances that such [*] will be [*] within a [*].

        18.5 Escalated Resolution Process. In the event of any dispute arising from or regarding the subject matter of this Agreement, the parties agree to negotiate in good faith an equitable resolution of the disputed matter. If the parties are not able to resolve the dispute within [*] of first written communication of the dispute, then the parties agree to [*] process [*] as designated in Exhibit G. The [*] shall meet within [*] of escalation to resolve the disputed matter. If the dispute is not resolved within an additional [*] period from the end of [*] period set forth above, then either HP or Supplier may commence legal, equitable, or other action upon providing the other party not less than [*] prior written notice of such intent.

19.     CONFIDENTIAL INFORMATION

        19.1 Confidential Information. During the Term, a party (the "Recipient") may receive or have access to certain information of the other party (the "Discloser") that is marked as "Confidential Information," including, though not limited to, information or data concerning the Discloser's products or product plans, business operations, strategies, customers and related business information. The Recipient will protect the confidentiality of Confidential Information with the same degree of care as the Recipient uses for its own similar information, but no less than a reasonable degree of care, under the terms of the Confidential Disclosure Agreement attached as Exhibit F (the "CDA"). To the extent any term of this Agreement conflicts with any term in the CDA, the terms of this Agreement will control and take precedence. Confidential Information may only be used by those employees of the Recipient who have a need to know such information for the purposes related to this Agreement. The parties acknowledge that all Technical Information and Forecasts are deemed Confidential Information to be protected for a term of [*] from the date of disclosure.

        19.2 Exclusions. The foregoing confidentiality obligations will not apply to any information that is (a) already known by the Recipient prior to disclosure,



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             BROCADE/HP CONFIDENTIAL


                (b) independently developed by the Recipient prior to or independent of the disclosure, (c) publicly available through no fault of the Recipient, (d) rightfully received from a third party with no duty of confidentiality, (e) disclosed by the Recipient with the Discloser's prior written approval, or (f) disclosed under operation of law. In the event that a party becomes aware that disclosure is likely to be required by operation of law, the party having knowledge of such possible disclosure will provide the other with ample notice and opportunity to seek a protective order.

20.     INSURANCE REQUIREMENTS

        20.1 Insurance Coverage. Supplier will maintain Comprehensive or Commercial General Liability Insurance (including but not limited to products and completed operations, broad form contractual liability, broad form property damage and personal injury liability) with a minimum limit of [*] combined single limit per occurrence and [*] in the aggregate, for claims of bodily injury, including death, and property damage that may arise from use of the OEM Products or acts or omissions of Supplier under this Agreement. Each policy obtained by Supplier will name [*] in performing [*] herein) as additional insureds. Such insurance will apply as [*] and no other insurance will be called upon to contribute to a [*] thereunder. In addition, such policies will permit Supplier to waive, on its own behalf and on behalf of its insurers, any rights of subrogation against HP. Such insurance policies will be written with appropriately licensed and financially responsible insurer, and Supplier will provide for a minimum of [*] written notice to HP of any cancellation or reduction in coverage. Certificates of insurance evidencing the required coverage and limits will be furnished to HP before any work is commenced hereunder, and Supplier will deliver copies of policies or certificates to the HP contact listed in Exhibit G.

        20.2 Claims Made Coverage. If any applicable Comprehensive or General Liability policies have "claims made" coverage, Supplier will maintain such coverage with [*] as an [*] for a minimum of three years after termination of this Agreement. Any such coverage must have a retroactive date no later than the date upon which work commenced under this Agreement.

        20.3 Additional Requirements. All deductibles on policies providing coverage will be paid by Supplier. In the event Supplier is self insured for matters described in Section 20.1, Supplier agrees to respond to any claims or losses made against or incurred [*] had been purchased with the [*] than what is generally available to similar suppliers. In no event will the coverages or limits of any insurance required under this Article, or the lack or unavailability of any other insurance, be deemed to [*] Supplier's [*] to HP under this Agreement.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             BROCADE/HP CONFIDENTIAL


21.     LIMITATION OF LIABILITY

        UNLESS OTHERWISE STATED HEREIN, EXCEPT AS TO BREACHES IN SECTION 19 ABOVE, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OF THE OTHER ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, SUPPLIER WILL BE RESPONSIBLE FOR ANY DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER ARTICLE 14 ABOVE.

        EXCEPT WITH RESPECT TO OBLIGATIONS ARISING UNDER ARTICLES 9, 14, AND 19 HEREIN, IN NO EVENT SHALL EITHER PARTY'S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED THE GREATER OF (I) [*], OR (II) AN AMOUNT EQUAL TO THE [*] BY SUPPLIER FROM HP DURING THE [*] IMMEDIATELY PRECEDING THE EVENTS GIVING RISE TO THE IMPOSITION OF LIABILITY.

22.     TERMINATION

        22.1 Outstanding Orders. All accepted Orders issued prior to the expiration of this Agreement must be fulfilled pursuant to and subject to the terms of this Agreement, even if the Shipment Dates are after expiration. Upon termination of this Agreement for Supplier's breach, HP may cancel any outstanding Order or require Orders to be fulfilled even if a Shipment Date is after the date of termination.

        22.2 Return Of HP Property. Supplier must return all HP Property to HP upon expiration or termination. All such property must be in good condition, normal wear and tear excepted. HP will determine the [*] for [*] HP will [*] Otherwise, Supplier will [*].

        22.3 Surviving Provisions. Notwithstanding the expiration or early termination of this Agreement, the provisions regarding Warranties in Article 9, Support in Article 10, Marketing and Licensing in Article 13, Intellectual Property in Article 14, Confidentiality in Article 19, Insurance Requirements in Article
                20. Limitation of Liability in Article 21, and the Miscellaneous provisions below will each survive in accordance with their terms.

23.     MISCELLANEOUS

        23.1 Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient specified in Exhibit G. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             BROCADE/HP CONFIDENTIAL


                days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

        23.2 Exhibits. Each Exhibit attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

        23.3 Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint-venturer of or with the other. Nothing in this Agreement precludes either party from independently developing, manufacturing, selling or supporting products similar to the OEM Products.

        23.4 Assignment. Neither party may, directly or indirectly, in whole or in part, either by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other party's written consent. Any attempted assignment, transfer, or delegation without such prior written consent will be void. Notwithstanding the foregoing, HP or its permitted successive assignees or transferees may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent: (1) to any entity controlled by, or under common control with, HP, or its permitted successive assignees or transferees; or (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of HP, or its permitted successive assignees or transferees. Without limiting the foregoing, this agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

        23.5 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

        23.6 Reference To Days. All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

        23.7 Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

        23.8 Publicity. Subject to the terms and conditions of Article 19 above, neither party may publicize or disclose to any third party, without the written consent of the other party, the terms of this Agreement. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual written consent of each party.

                             BROCADE/HP CONFIDENTIAL


        23.9 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

        23.10 Subcontractors and Subsidiaries. Each party unconditionally guarantees to the other party the performance of all obligations by any of its Subcontractors and Subsidiaries under the Agreement (including, without limitation, payment obligations), as amended from time to time, or any other obligation of any Subcontractors or Subsidiary to the other party, now existing or hereafter arising. If either party's Subcontractors or Subsidiary does not perform such obligation, such party shall immediately perform such obligation.

        23.11 Entire Agreement. This Agreement comprises the entire understanding between the parties with respect to its subject matters and supersedes any previous or contemporaneous communications, representations, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

        23.12 Governing Law. This Agreement shall be governed and interpreted according to the laws of the State of California, exclusive of its choice-of-law provisions, and the parties hereby personally consent to the exclusive jurisdiction of the courts of the State of California or the United States District Court for the District of Northern California.

        23.13 Exhibits. Each of the following Exhibits referred to in this Agreement is incorporated in full in this Agreement wherever reference to it is made:

                      EXHIBIT (A) OEM PRODUCTS AND SPECIFICATIONS
                      EXHIBIT (B) ELIGIBLE PURCHASERS
                      EXHIBIT (C) PRICING AND FEES
                      EXHIBIT (D) MAINTENANCE AND SUPPORT
                      EXHIBIT (E) HP EQUIPMENT LOAN AGREEMENT
                      EXHIBIT (F) CONFIDENTIAL DISCLOSURE AGREEMENT EXHIBIT (G) RECIPIENTS FOR RECEIPT OF NOTICES

                             BROCADE/HP CONFIDENTIAL


                      EXHIBIT (H) HP SUPPLIER QUALITY SYSTEM REQUIREMENTS EXHIBIT (I) HP END USER SOFTWARE LICENSE AGREEMENT

AGREED:

BROCADE COMMUNICATIONS                       HEWLETT-PACKARD COMPANY
SYSTEMS, INC.

By:                                          By:
   --------------------------------             --------------------------------

Name:                                        Name:
     ------------------------------               ------------------------------

Title:                                       Title:
      -----------------------------                -----------------------------

                             BROCADE/HP CONFIDENTIAL


                                   EXHIBIT (A)

                         OEM PRODUCTS AND SPECIFICATIONS



A-1     SILKWORM 2400-2800 PRODUCT SPECIFICATION

A-2     CUSTOMER SPECIAL DEFINITION (CSD) PROCEDURE

A-3     FIBRE CHANNEL GIGABIT SWITCH CONFIGURATION SPECIFICATIONS DOCUMENT

                             BROCADE/HP CONFIDENTIAL


                                  EXHIBIT (A-1)

                    SILKWORM 2400-2800 PRODUCT SPECIFICATION




This page is left intentionally blank; Exhibit (A-1) follows immediately after this page.





                                  EXHIBIT (A-1)

                             BROCADE/HP CONFIDENTIAL


                                                       SILKWORM(R) 2400 AND 2800

                                                   FIBRE CHANNEL FABRIC SWITCHES


[GRAPHIC IMAGE APPEARS HERE]


BROCADE fabric switches create the core infrastructure for constructing a Storage or Server Area Network (SAN). The switches provide full fabric support, true line-speed switching, and modular components to build a wide range of SAN solutions.

The SilkWorm 2400 and SilkWorm 2800 create an intelligent connectivity infrastructure, or Fabric, to support connectivity of a wide range of host and storage types. Users share these resources efficiently in a SAN. Fabric services are deployed automatically and transparently throughout the Fabric to assure it is resilient to failures. The Fabric is scalable, expanding rapidly to increasing demands by users for highly available, heterogeneous access to growing storage pools.

SilkWorm switches provide the cornerstone for a wide range of SAN configurations--from NT-based workgroups to large enterprise solutions. Fabric switches have the capability to cascade, further increasing a Fabric's scalability and resiliency. A multiple-switch Fabric can connect thousands of Fibre Channel ports. SilkWorm switches meet the needs of a broad range of SAN applications, including storage consolidation, enterprise backup, and clustering environments.

Best-of-class products conforming to industry standards

- Each port (B for the SilkWorm 2400 and 16 for the SilkWorm 2800) delivers 100 megabytes-per-second (MB/sec) line-speed. Universal ports automatically determine the port type for a loop, point-to-point devices, or an Inter-Switch Link (ISL).

- Non-blocking architecture guarantees full-speed data delivery irrespective of traffic conditions. Cut-through routing guarantees maximum latency of 2 microseconds across a switch.

- Buffer-pool management and use of mini-buffers for small frames optimize overall performance.

- GBIC (Gigabit Interface Converter) -based modular design makes it easy to hot-swap connections quickly. Copper and short-or long-wave-length fiber cabling may be mixed on the same switch in any combination.

- Self-learning allows the Fabric to automatically discover and register host and storage devices.

        BROCADE's translative mode automatically registers private-loop devices for Fabric-wide access.

        [GRAPHIC IMAGE APPEARS HERE]

- Self-healing enables the Fabric to isolate a problem port and reroute traffic onto alternate paths.

- Optional hardware-enforced Zoning secures data access among switch ports.

MAXIMUM SCALABILITY TO PROTECT INVESTMENTS

- Multiple simultaneous conversations are supported, achieving higher bandwidth than possible on a hub-based Fibre Channel loop.

- A SAN expands seamlessly to include thousands of ports by adding new switches to the Fabric. ISLs are automatically detected. Fabric information is updated to newly updated switches.

FABRIC OS(TM) TO SAFEGUARD MISSION-CRITICAL BUSINESS

- Simple Name Server registers information about the host and storage devices in the SAN. Registered State Change Notification (RSCN) informs the SAN when a device state changes.

- Alias Server supports the Multicast Service, which broadcasts data to all members of a group.

- BROCADE ZONING (optional) limits access to data by selected ports or devices.

- Services are distributed and managed across the entire Fabric, ensuring simple management with no single point of failure.

- Routing software automatically configures the network, detects link failure, and reconfigures without operator interaction.

- Software is upgradable for additional features and enhancements by downloading the latest version of Fabric OS.

INDUSTRY-LEADING RELIABILITY AND SERVICEABILITY

-       Front control panel on the SilkWorm 2800 simplifies administration.

- Power-On Self Test (POST) and online diagnostics allow monitoring and thorough port-level testing while the switch is running Extensive offline diagnostics assist in rapidly isolating a Field Replacable Unit
        (FRU).

- Embedded port-monitoring facilities automatically disable failing ports and restart them when the problem has cleared.

- Redundant cooling fans and an optional, redundant, hot swappable power supply increase switch availability.

-       Low parts count increases switch reliability.

                             BROCADE/HP CONFIDENTIAL


SIMPLE MANAGEABILITY

- Support for industry-standard MIBs (Management Information Blocks) gives standardized SNMP (Simple Network Management Protocol) access to switch information

- Broad set of interfaces (Telnet, SNMP, Web, or SES) provide flexible integration into the enterprise management infrastructure.

ADVANCED SAN CONFIGURATION CONTROL AND MANAGEMENT (OPTIONAL)

-       BROCADE WEB TOOLS for online SAN management and switch administration.

- BROCADE SES (SCSI-3 Enclosure Services) for management without implementing IP.

- BROCADE ZONING for finer segmentation of the Fabric to increase security and configuration possibilities.

- QuickLoop(TM) for configuration of one or more logical loops in the Fabric, and enhanced connectivity and management of private devices.

SILKWORM 2400 AND 2800 SWITCH SPECIFICATIONS

SYSTEM ARCHITECTURE


Fibre Channel Standards                       FC-AL Rev 4.5

                                              FC-AL-2 Rev 7.0 (Draft)

                                              FC-FLA Rev 2.7

                                              FC-GS-2 Rev 5.3 (Draft)

                                              FC-FG Rev 3.5

                                              FC-PH Rev 4.3

                                              FC-PH-2 Rev 7.4

                                              FC-PH-3 Rev 9.4

                                              FC-PLDA Rev 2.1

                                              FC-SW Rev 3.3

                                              FC-VI Rev 1.0 (Draft)

Fibre Channel ports                           2400:  8 universal ports:
                                              2800:16 universal ports

Scalability                                   Architecture: 239 switches maximum

Certified maximum                             32 switches, 7 hops. Larger
                                              Fabrics to be certified as
                                              required.

Interoperability                              SilkWorm II, SilkWorm Express, or
                                              any SilkWorm 2000 Family Switch

Performance                                   Full line-speed switching, 200
                                              MB/sec per port, full-duplex

Switch bandwidth                              2400: 8 Gb/sec end-to-end;
                                              2800: 16 Gb/sec

Switch core                                   Non-blocking

Fabric latency                                <2 [Greek mu]sec with no
                                              contention, cut-through routing

Maximum frame size                            2112-byte payload

Frame buffers                                 2400: 224 dynamically
                                              allocated; 2800: 448,
                                              dynamically allocated

Classes of Service                            Class 2, Class 3, Class F
                                              (Interswitch Frames)

Port Types                                    F_Port, FL_Port, and
                                              E_Port. Self-discovery
                                              based on connection type

Data traffic types                            Unicast, multicast (256
                                              groups), and broadcast

Media Types                                   Hot-pluggable,
                                              industry-standard GBICs

                                              Short-wave laser, up to 500
                                              m (1.640 ft)

                                              Long-wave laser, up to 10
                                              km (6.2 mi)

                                              Passive copper, up to 13 m
                                              (43 ft)

Fabric Services                               Simple Name Server, Registered
                                              State Change Notification (RSCN),
                                              Alias Server (Multicast), BROCADE
                                              ZONING (optional), and
                                              QuickLoop(TM) (optional)


[GRAPHIC IMAGE APPEARS HERE]


Options                                       Redundant power supply, GBICs, and
                                              rack mount kit

MANAGEMENT

Management                                    SNMP, Telnet, BROCADE SES
                                              (optional), and BROCADE WEB TOOLS
                                              (optional)

Management access                             Ethernet [R]-45,10/100BaseTX
                                              (UTP)]. in-line over Fibre
                                              Channel link, and front control
                                              panel (2800)

Diagnostics                                   POST and embedded online/offline
                                              diagnostics
MECHANICAL SPECIFICATIONS

Enclosure                                     Back-to-front airflow, power out
                                              the front 2800: 20, 19-in-EIA
                                              compliant

2400: 1u, 19-in.-EIA compliant

D: 45.0 cm (17.72 in.)                        D: 45.0 cm (17.72 in.)

Weight

Single power supply                           2400: 6.36 kg (14 lbs):
                                              2800: 11.59 kg (25.6 lbs)

Dual power supply                             2400: 7.73 kg (17 lbs):
                                              2800: 12.94 kg (28.5 lbs)

ENVIRONMENT

Temperature                                   Operating 10(Degree)C-40(Degree)C
                                              (50(Degree)F-104(Degree)F),

                                              Nonoperating: -35(Degree)C
                                              -65(Degree)C (-31(Degree)F
                                              -147(Degree)F)

Humidity                                      Operating: 5% - B5% noncondensing
                                              @ 40(Degree)C (104(Degree)F)

Altitude                                      Up to 3.000 m (9.800 ft)

Shock                                         5 g, 11 ms, half sine

Vibration                                     Operating: 5, 5-500-5Hz@1.0
                                              octave/min

                                              Nonoperating: 10, 5-500-5Hz@1.0
                                              octave/min

POWER

               SUPPORTED POWER RANGE     B5 - 265 VAC. 47 - 63 Hz

REGULATORY COMPLIANCE

Country                  Safety                    EMC

Canada                   CSA 950 3rd Ed            ICES-003 Class A

United States            UL 1950 3rd Ed            FCC Part 15 Class A

Japan                    EN60950 A4                VCCI Class A

European community       EN60950 A4                EN55022 Level A

                                                   EN55082-2 (Immunity)

Australia/New Zealand                              AS/NZS 3548

      See the BROCADE web site for related hardware and software data sheet

                             BROCADE/HP CONFIDENTIAL

                                  EXHIBIT (A-2)

                   CUSTOMER SPECIAL DEFINITION (CSD) PROCEDURE


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this page.





                                  EXHIBIT (A-2)
                                   Page 1 of 1

                                     BROCADE

                        CUSTOMER SPECIAL DEFINITION (CSD)
                                   PROCEDURE

[*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     BROCADE

                        CUSTOMER SPECIAL DEFINITION (CSD)
                                   PROCEDURE

SECTION IV            CUSTOMER AUTHORIZATION

Your signature authorizes Brocade Communications Systems, Inc., to build the special switch configuration according to your written product and purchase specifications reviewed and accepted by Brocade Communications Systems, Inc. Should changes be required to the special configuration referenced on this form, customer shall provide written changes to Brocade.


     /s/ Marilyn Edling
-----------------------------------          -----------------------------------
Customer Signature                           Date


     /s/ Charles Smith                       2/16/00
-----------------------------------          -----------------------------------
Sales Account Manager                        Date

                                     BROCADE

                        CUSTOMER SPECIAL DEFINITION (CSD)
                                   PROCEDURE

CONFIGURATION REQUIREMENTS: HARDWARE, SOFTWARE, DOCUMENTATION (To include all configurable items as outlined by Marketing; items listed below may not be complete list depending on product. Samples requirements should be noted in Comments)

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
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



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     BROCADE

                        CUSTOMER SPECIAL DEFINITION (CSD)
                                   PROCEDURE


SCRIPT REQUIREMENTS/DEFAULT PARAMETERS TABLE (TO BE FORMATTED PER CUSTOMER SPECIFIC RQMTS)

----------------------------------------------------------------------------------------------
          [*]                     [*]                    [*]                    [*]
----------------------------------------------------------------------------------------------
[*]
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

ADDITIONAL FUNCTIONALITY DESCRIPTION:

-       [*]

[*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     BROCADE

                        CUSTOMER SPECIAL DEFINITION (CSD)
                                   PROCEDURE

CUSTOMER CONFIGURATIONS (To include main switch configurables as appropriate for products covered; format may be modified to fit specific customer requirements)

-------------------------------------------------------------------------------------------------
                                           # POWER
    CUSTOMER PART #       BROCADE PART #    SUPPLIES    [*]       [*]       [*]      COMMENTS
-------------------------------------------------------------------------------------------------
[*]                      [*]               [*]       [*]       [*]       [*]       [*]
-------------------------------------------------------------------------------------------------

FRU CONFIGURATIONS: SILKWORM 2800 (Marketing to provide standard template for each product)

-----------------------------------------------------------------------------------------------------
                                            BROCADE
                                            PART #
                             CUSTOMER PART  (STANDARD   REQUIRED        UNIQUE        BROCADE P/N
FRU ITEM                     #              FRU)        (YES/NO)    REQUIREMENTS?    (CUST. UNIQUE)
-----------------------------------------------------------------------------------------------------
[*]                          [*]            [*]            [*]           [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]            [*]            [*]           [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]            [*]            [*]           [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]            [*]            [*]           [*]
-----------------------------------------------------------------------------------------------------
[*]                                                        [*]
-----------------------------------------------------------------------------------------------------
[*]                                                        [*]
-----------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     BROCADE

                        CUSTOMER SPECIAL DEFINITION (CSD)
                                   PROCEDURE

UNIQUE LABEL REQUIREMENTS (To include all customer unique label requirements, placement, and specification source)

-------------------------------------------------------------------------------------------------
                                                        POSITIONING (ON SWITCH,
                             CUSTOMER      BROCADE          PACKAGING, FRU
LABEL NAME                   SPEC #        P/N              COMPONENT, ETC)         COMMENTS
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------
[*]                                                                                    [*]
-------------------------------------------------------------------------------------------------

AGENCY CERTIFICATION REQUIREMENTS (Marketing to provide Standard Agency Certs for each product; unique customer requirements should be listed and highlighted)

-------------------------------------------------------------------------------------------------
COUNTRY                      SAFETY                              EMC
-------------------------------------------------------------------------------------------------
USA, Canada, Japan           Please see Brocade label & HP       Please see attached label
                             label in attached specification     specification
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

Terms and conditions in the Corporate Purchase Agreement will supersede this document.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


                                  EXHIBIT (A-3)

       FIBRE CHANNEL GIGABIT SWITCH CONFIGURATION SPECIFICATIONS DOCUMENT

                               HEWLETT-PACKARD CO.

        This page provides a running history of changes for a multi-page drawing. List all changes below, referencing page number and section number, if applicable. Be concise when describing changes. If extensive revisions have been made, a general statement that the document has been "revised and redrawn" is permissible.


--------------------------------------------------------------------------------
                                                                  INITIALS
  LTR.           REVISIONS               DATE                    CM ENGINEER
--------------------------------------------------------------------------------
    A           First Draft            10/20/99                      [*]
    B            As Issued.             11/5/99                      [*]
    C            As Issued.            11/11/99                      [*]
    D            As Issued.            11/18/99                      [*]
    E            As Issued             11/23/99                      [*]
    F            As Issued              12/2/99                      [*]
    G            As Issued             12/14/99                      [*]
    H            As Issued             12/15/99                      [*]
    I            As Issued             12/21/99                      [*]
    J            As Issued              1/28/00                      [*]
--------------------------------------------------------------------------------

                          [GRAPHIC IMAGE APPEARS HERE]

        This document is the property of Hewlett-Packard Company (HP) and contains confidential and proprietary information of HP. Neither it, nor the information contained herein shall be disclosed to others, or duplicated, or used by other except as authorized by HP writing.


--------------------------------------------------------------------------------
ASSEMBLY #: N/A                     HP P/N: N/A
--------------------------------------------------------------------------------
DATE: JANUARY 28, 1999              DESCRIPTION: FIBRE CHANNEL GIGABIT SWITCH
--------------------------------------------------------------------------------
[*]                                 CONFIGURATION SPECIFICATIONS DOCUMENT
--------------------------------------------------------------------------------
[*]                                 [*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


[GRAPHIC IMAGE APPEARS HERE]

                          FIBRE CHANNEL GIGABIT SWITCH
                          CONFIGURATION SPECIFICATIONS
                                    DOCUMENT

[*]
Supplier: Brocade

--------------------------------------------------------------------------------
                            DOCUMENT REVISION HISTORY

  Revision #       Date     Description
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------
     [*]           [*]      [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     [*]                          EXHIBIT (A-3)                         [*]
                   FIBRE CHANNEL GIGABIT SWITCH CONFIGURATION
                             SPECIFICATIONS DOCUMENT
--------------------------------------------------------------------------------
     [*]                                                                [*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


TABLE OF CONTENT                                                                       Page
-------------------------------------------------------------------------------------------
1.    SCOPE OF THE DOCUMENT...............................................................4
2.    PART-NUMBER CROSS REFERENCE AND REVISION............................................4
2.1.  HP-ESBU PURCHASED PARTS.............................................................4
2.2.  HP-HSDSL PURCHASED PARTS............................................................4
3.    PART SHIPMENT CONFIGURATION.........................................................4
3.1.  HP-ESBU PURCHASED PARTS.............................................................5
3.2.  HP-HSDSL PURCHASED PARTS............................................................5
4.    LABELING............................................................................6
4.1.  GENERAL.............................................................................6
      4.1.1. Label Material and Tests.....................................................6
      4.1.2. Location.....................................................................6
      4.1.3. Regulatory Markings..........................................................6
4.2.  SWITCH ENCLOSURE LABELING...........................................................7
      4.2.1. HP Product/Regulatory Label..................................................7
      4.2.2. Manufacturing Identification Label................ERROR! BOOKMARK NOT DEFINED.
      4.2.3. Dual Power Supply Caution Label...................ERROR! BOOKMARK NOT DEFINED.
      4.2.4. Packaging Label.............................................................11
4.3.  HP-HSDSL PURCHASED PARTS LABELING..................................................14
4.4.  SERIAL NUMBER REQUIREMENTS.........................................................22
      4.4.1. HP Serial Number............................................................22
      4.4.2. Other Serial Numbers........................................................22
4.5.  BAR CODE REQUIREMENTS:.............................................................22
5.    SPECIFICATIONS.....................................................................22
5.1.  FIRMWARE REVISION AND EPL INFO.....................................................22
5.2.  HP COLOR AND TEXTURE INFORMATION...................................................23


--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
[*]                                                                File Name:
                                                                   [*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


1.      SCOPE OF THE DOCUMENT

        This document describes the parts, devices and/or subsystems PURCHASED by [*] at the time of Release of the Products. It defines WHAT & HOW (i.e. OEM Customization) we will buy the parts, devices and/or subsystems that will be delivered to HP-ESBU.

        This document supersedes any specifications described in the Supplier's Product Specifications Document(s). The typical areas covered in this document are:

               -      Part. Device or Subsystem Part Numbering &
                      Cross-Reference;

               -      Part. Device or Subsystem Configuration and revision:

               -      Part. Device or Subsystem Labeling:

               -      Packaging Labeling:

               -      Box Content / Size, etc. ...

2.      PART-NUMBER CROSS REFERENCE AND REVISION

        2.1.   [*] PURCHASED PARTS

---------------------------------------------------------------------------------------------
  PART DESCRIPTION   HP PURCHASED P/N   HP-ESBU MODEL #    SUPPLIER P/N    SUPPLIER REVISION
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

        2.2.   [*] PURCHASED PARTS

---------------------------------------------------------------------------------------------
                      HP EXCHANGE P/N   HP REPLACEMENT P/N  SUPPLIER P/N
  PART DESCRIPTION    (REPAIRED PART)       (NEW PART)       (NEW PART)     SUPPLIER REVISION
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------
[*]
---------------------------------------------------------------------------------------------
[*]                         [*]               [*]               [*]               [*]
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

NOTE:

        - "*" FRUS TO BE ORDERED FROM BROCADE

--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
Drawing Number:                                                    File Name:
[*]                                                                [*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


3.      PART SHIPMENT CONFIGURATION


        3.1.   [*] PURCHASED PARTS

-------------------------------------------------------------------------------------------------
                       PURCHASE        PACKAGING
  PART DESCRIPTION    PART NUMBER     REQUIREMENTS                 PACKAGE CONTENTS
-------------------------------------------------------------------------------------------------
[*]                  [*]              [*]             [*]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

        3.2.   [*] PURCHASED PARTS

        Parts purchased by [*] are for use in the HP installed base. These parts must be shipped [*] with the appropriate labeling. A Failure Data Sheet must be included in every box (HP Technical Marketing to define content of sheet). See the below for labeling information.



--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
Drawing Number:                                                    File Name:
[*]                                                                [*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


4.      LABELING

        4.1.   GENERAL

               4.1.1. LABEL MATERIAL AND TESTS

               The label material and adhesive shall be suitable for use on the material it is to be applied (e.g. plastic or metal...). Also, the label must be "permanent" in that it will be destroyed or made unserviceable if removed (UL and CSA approved label systems meet this criteria).

               - CSA label identification logo on each label or bulk labeled if there is no printing on the label

               -      UL Recognized label system (bulk marking for labels)

               Rub label for 15 seconds with water and another 15 seconds with kerosene (or other petroleum spirits). All markings shall be legible. It shall not be easy to remove the label from the applied surface without damage to the label and the information shall be legible.

               4.1.2. LOCATION

               The label must be in an area visible to the operator. This is the front, sides or rear of the unit and on the bottom if the product is light. The label must also be on a permanent part (attached by screws is OK) of the unit and not on a part that is likely to be discarded.

               4.1.3. REGULATORY MARKINGS

               Proof of certification by any agency is the approval agencies symbol and number, typically on the product. Unless otherwise noted, the information must be legible with no minimum size. Also included are other markings required for agency approval.



--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
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[*]
--------------------------------------------------------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


4.2.    SWITCH ENCLOSURE LABELING


        4.2.1. BROCADE REGULATORY LABEL & HP PRODUCT LABEL

        BROCADE REGULATORY LABEL

----------------------------------------------------------------------------------------
                   ITEM                     HUMAN READABLE               BAR CODE
----------------------------------------------------------------------------------------
        Product Description        "16 Port Fibre Channel Switch"           NA
----------------------------------------------------------------------------------------
        Serial number              "Serial: DN00XXXXXXX"                    Yes
                                   (see section 4.4/below for            See Below
                                   requirements)
----------------------------------------------------------------------------------------
        Internal Manufacturing     "INTERNAL HP Mfg Part Number:            Yes
        Part Number                A5624-62001"                          See Below
----------------------------------------------------------------------------------------
        Regulatory Markings        -UL Listing logo plus fle
                                   number, ITE and the work Listed
                                   (or other NRTL agency)
                                   -CSA label manufacturers code
                                   -TUV logo with GS mark(or other
                                   European mark)
                                   -CE mark
                                   -USA FCC Notice
                                   -Canadian Class A Notice
                                   -Japan VCCI-A Notice
                                   -"Made in" statement
----------------------------------------------------------------------------------------
        Electrical Ratings         Voltage: 100-240V
        Information                AC/DC: 47-63Hz
                                   Current: 1.5A
----------------------------------------------------------------------------------------

        LABEL PLACEMENT: The label must be placed on the bottom front of the switch chassis.

        LABEL SIZE: 3.91" Wide X 2.71" High

        LABEL MATERIAL TYPE: .002" heavy coat chrome mylar base stock with .002" permanent adhesive

        Brocade Regulatory Label



                          [GRAPHIC IMAGE APPEARS HERE]


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                             SPECIFICATIONS DOCUMENT
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[*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


Brocade Regulatory Label Placement

                          [GRAPHIC IMAGE APPEARS HERE]





--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
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[*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


        HP PRODUCT LABEL (INCLUDES HP REGULATORY LABEL)

-------------------------------------------------------------------------------------------
                                                                          BAR CODE
                 ITEM                    HUMAN READABLE            (BARCODE=CODE 3 OF 9)
-------------------------------------------------------------------------------------------
       HP Logo                  HP Logo                                     N/A
-------------------------------------------------------------------------------------------
       HP Model Number          "A5624A/AZ"                                 N/A
-------------------------------------------------------------------------------------------
       Product Description      "16 Port Fibre Channel Switch"               NA
-------------------------------------------------------------------------------------------
       Serial number            "Serial: DN00XXXXXXX"                       Yes
                                (see section 4.4/below for requirements) See Below
-------------------------------------------------------------------------------------------
       Internal Manufacturing   "INTERNAL HP Mfg Part Number:               Yes
       Part Number              A5624-62001"                             See Below
-------------------------------------------------------------------------------------------
       Regulatory Markings      Australian Ctic mark                        Yes
                                Class 1 Laser Product
                                Taiwan EMI license number
                                Taiwan BCIQ notice
                                GOST label
-------------------------------------------------------------------------------------------

        LABEL PLACEMENT:      The label must be placed on the top center of
                              chassis, readable from front side

        LABEL SIZE:           2.9" Wude X 2.9" High with .06" Radius Rounded
                              Corners (Bay Area Labels Die #234-FR)

        LABEL MATERIAL TYPE:  .002" white  heavy coat mylar base stock with
                              .002" thick permanent acrylic adhesive.
                              Laminate: .001" transparent matte mylar.

        COLOR: Background, White

        GRAPHICS & TEXT: Black

        BARCODE: Barcode shall be code 3 of 9

        HP Product Label (includes HP regulatory label)

                          [GRAPHIC IMAGE APPEARS HERE]

NOTE: BROCADE WILL PLACE "S/N LABEL" AS SHOWN ABOVE
HP Product Label Placement (includes HP regulatory label)

--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
Drawing Number:                                                    File Name:[*]
[*]
--------------------------------------------------------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


                          [GRAPHIC IMAGE APPEARS HERE]





--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
Drawing Number:                                                   File Name:[*]
[*]
--------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


        4.2.2. PACKAGING LABEL


        BROCADE SHIPPING LABEL
        Label Content:

----------------------------------------------------------------------------------------------
                                                                             BAR CODE
              ITEM                       HUMAN READABLE               (BARCODE=CODE 3 OF 9)
----------------------------------------------------------------------------------------------
      Product Description     "16 Port Fibre Channel Switch"                      NA
----------------------------------------------------------------------------------------------
      Serial number           "Serial: DN00XXXXXXX"                              Yes
                              (see section 4.4/below for requirements)        See Below
----------------------------------------------------------------------------------------------
      Internal Manufacturing  "INTERNAL HP Mfg Part Number:                      Yes
      Part Number             A5624-62001"                                    See Below
----------------------------------------------------------------------------------------------
      Regulatory Marking      CE. See below for CE Label/Regulatory              None.
                              Marking.
----------------------------------------------------------------------------------------------

        LABEL PLACEMENT: Enclosure Packaging labels should go on the
                         OUTSIDE of the container box. Two (1) labels should be
                         printed and placed on the container box. The label
                         should be placed in the UPPER RIGHT HAND CORNER on
                         opposite sides of the switch packing box (SEE BELOW FOR
                         PLACEMENT). This label should ALWAYS BE VISIBLE when
                         viewing a corner.
        LABEL SIZE:      3.5"-4" Wide X 4.8"-6" High. NOTE: "CE" label size is
                         2"W X 2"High +/- .5"
        LABEL MATERIAL:  Brady THT-25-402-1
        RIBBON:          Brady R6107 Thermal Transfer

        Brocade Shipping Label


                          [GRAPHIC IMAGE APPEARS HERE]



               Brocade Shipping Label Placement



--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
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[*]
--------------------------------------------------------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


                          [GRAPHIC IMAGE APPEARS HERE]





--------------------------------------------------------------------------------
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                             SPECIFICATIONS DOCUMENT
Drawing Number:                                                   File Name:[*]
[*]
--------------------------------------------------------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


 HP SHIPPING LABEL
 LABEL CONTENT:

------------------------------------------------------------------------------------------
                                                                           BAR CODE
        ITEM                          HUMAN READABLE                  BARCODE=CODE 3 OF 9)
------------------------------------------------------------------------------------------
HP Logo               Yes, per HP Corporate Standards                         NA
------------------------------------------------------------------------------------------
Product Description   "16 Port Fibre Channel Switch"                          NA
------------------------------------------------------------------------------------------
Model number          "Model: A5624A/AZ"                                      Yes
                                                                           See Below
------------------------------------------------------------------------------------------
Serial number         "Serial: DN00XXXXXXX"                                   Yes
                      (see section 4.4/below for requirements)             See Below
------------------------------------------------------------------------------------------
"Made In" statement   "Made in USA with Domestic and Foreign                  NA
                      Components"
------------------------------------------------------------------------------------------
Regulatory Marking    Chinese Address Label                                   NA
                      NOTE: Chinese Address label to be added on
                      3/1/99 at HP/One Site Solution on shipments to
                      China only.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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[*]
--------------------------------------------------------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


        4.3.   [*] FRU PURCHASED PARTS PACKAGING LABELING

The table below describes the appropriate labeling for the product itself and for the packaging label for the products packaging. Note: The standard Brocade serial number format is acceptable for the [*] supplied parts.

-------------------------------------------------------------------------------------------------
                  SUPPLIER PART
                      NUMBER        INFORMATION REQUIRED ON         INFORMATION REQUIRED ON
PART DESCRIPTION    (NEW PART)           PRODUCT LABEL                  PACKAGING LABEL
-------------------------------------------------------------------------------------------------
                                      HP P/N      SERIAL NUMBER       HP P/N      SERIAL NUMBER
                                    (NEW PART)                      (NEW PART)
                                                  (HUMAN READABLE (HUMAN READABLE (HUMAN READABLE
                                                    & BAR CODE)     & BAR CODE)     & BAR CODE)

                                  SEE NOTES BELOW SEE NOTES BELOW SEE NOTES BELOW
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------
[*]                    [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

Notes:

- FOR "NEW" PARTS SHIPPED TO [*], THE PRODUCT LABEL AND PACKAGING LABEL MUST INCLUDE THE PART'S REPLACEMENT("NEW") PART NUMBER (SEE SECTION 2.2).

- FOR "REPAIRED" PARTS SHIPPED TO HP-HSDSL, THE PRODUCT LABEL AND PACKAGING LABEL MUST INCLUDE THE PART'S EXCHANGE ("REPAIRED") PART NUMBER (SEE SECTION 2.2).

-       BARCODE = CODE 3 OF 9

-       "*" FRUS TO BE ORDERED FROM BROCADE



--------------------------------------------------------------------------------
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[*]
--------------------------------------------------------------------------------


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

                              ** HP CONFIDENTIAL **


FRU SHIPPING LABEL & PLACEMENT

LABEL PLACEMENT: Enclosure Packaging labels should go on the OUTSIDE of the container box. One (1) label should be printed and placed on the container box. The label should be placed on the RIGHT SIDE OF THE BOX/UPPER RIGHT HAND CORNER (SEE BELOW FOR PLACEMENT).

This label should ALWAYS BE VISIBLE when viewing a corner.

LABEL SIZE: 3.5" -4" Wide X 4.8" -6" High
LABEL MATERIAL: Brady THT-25-402-1
RIBBON: Brady R6107 Thermal Transfer

FRU SHIPPING LABEL (NEW PART)


                          [GRAPHIC IMAGE APPEARS HERE]





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

                              ** HP CONFIDENTIAL **


FRU SHIPPING LABEL (REPAIRED PART)

                          [GRAPHIC IMAGE APPEARS HERE]





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

                              ** HP CONFIDENTIAL **


FRU SHIPPING LABEL PLACEMENT (NEW PART)
FAN ASSEMBLY



                          [GRAPHIC IMAGE APPEARS HERE]





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

                              ** HP CONFIDENTIAL **


FRU LABEL (NEW PART)


                          [GRAPHIC IMAGE APPEARS HERE]







FRU LABEL (REPAIRED PART)


                          [GRAPHIC IMAGE APPEARS HERE]





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

                              ** HP CONFIDENTIAL **


FRU PART NUMBER LABEL PLACEMENT(NEW PARTS/Fan Assembly & Power Supply are not repaired)
FAN ASSEMBLY/POWER SUPPLY


                          [GRAPHIC IMAGE APPEARS HERE]





                          [GRAPHIC IMAGE APPEARS HERE]


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

                              ** HP CONFIDENTIAL **


FRU PART NUMBER LABEL PLACEMENT(NEW AND REPAIRED PARTS)
MOTHERBOARD



                          [GRAPHIC IMAGE APPEARS HERE]





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

                              ** HP CONFIDENTIAL **


FRU PART NUMBER LABEL PLACEMENT(NEW PARTS/Chassis is not repaired)
CHASSIS


                          [GRAPHIC IMAGE APPEARS HERE]





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

                              ** HP CONFIDENTIAL **


SERIAL NUMBER REQUIREMENTS

               4.3.1. BROCADE SERIAL NUMBER

               Each switch (A5624-62001) shall have a unique Brocade serial number. The serial number consists of a four-digit prefix and a seven-digit sequential suffix. The serial number will comply with the Brocade format described below.

               SERIAL NUMBER FORMAT:               CCCC 1234567

                      CCCC defines the Product Code for [*]
                             The product code for [*] is "DN00"

                      1234567 is a sequential counter. (Alphanumeric)

               This serial number will be generated by Brocade who will make sure to use all numbers of the sequential counter and prevent any double use of a number. Also, each hardware/software change to the product will have to be approved by the HP-ESBU Materials Engineer. Traceability is mandatory with this serial number. BROCADE serial number will appear in two places
               -BROCADE regulatory label (see section 4.2.1 for label placement) -HP product label (see section 4.2.1 for label placement)

               4.3.2. OTHER SERIAL NUMBERS

               Brocade shall ensure that any other serial numbers applied to components are unique and are traceable to the top level assembly (A5624-62001) serial number.

        4.4.   BAR CODE REQUIREMENTS:

        a. The bar code symbol bar shall be Code 39 (also known as "Code 3 of 9") as specified by the AIM Uniform Symbology Specification Code 39.
        b. The symbol bar shall start with a minimum "Quiet Zone" of .25 inches and an asterisk "Start" character ( * in Code 39). The symbol shall end in the asterisk followed again by a minimum .25 inches of "Quiet Zone".
        c.     The bar code height shall be .125 inches (minimum).

5.      SPECIFICATIONS

        Firmware Revision and EPL Info

        a.     The fibre channel gigabit switch shall have the firmware revision
               2.1.2 as of December 2, 1999.

        b.     Brocade shall enable EPL mode in all switches shipped to HP.



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

                              ** HP CONFIDENTIAL **


        5.1.   HP COLOR AND TEXTURE INFORMATION

        SHEET METAL CHASSIS

        a. The fibre channel gigabit switch shall have the WARM GREY color per Brocade standard part number "CARDINAL PAINT, [*]".

        b.     The texture shall be [*] per Brocade part number [*]

        c. The following parts of the switch shall have the color and texture specifications above:

               -      Top cover assembly

               -      Switch chassis

        PLASTIC BEZELS

        a. The plastic color shall have the color per Brocade standard part number [*]

        b. The plastic molds shall be textured per Brocade standard part number "[*]

        c.     The plastic shall be per Brocade standard part number [*].

        d. The following plastic bezels that are molded in color (plastic) shall have the color and texture specifications above:

               -      Display Bezel

               -      Power Supply Bezel

               -      Mainboard Bezel



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

                                   EXHIBIT (B)

                               ELIGIBLE PURCHASERS



HP Boeblingen Computer
Manufacturing Operation Division
Herrenberger Strasse 130
71034 Boeblingen Germany

Hewlett-Packard
8000 Foothills Blvd.
Roseville, CA 95747

HP Global Support Logistics
Product Support Division
1731 Aviation BLVD
BLDG L7
Lincoln, CA 95648



                                   EXHIBIT (B)
                                   Page 1 of 1

                                   EXHIBIT (C)

                                PRICING AND FEES



OEM PRODUCT PRICING.
Subject to the terms and conditions of Agreement the per-unit pricing for OEM Product and Parts made available by Supplier to HP under this Agreement is as follows:

Brocade pricing is [*] for the 2802 and [*] for the 2401. There will be a [*] per switch Brocade [*] offered in the event [*].

                          Brocade 2802             Brocade 2401            Power
     [*]                 16 Port Switch            8 Port Switch          Supply
     ---                 --------------            -------------          ------
     [*]                  [*]                      [*]                     [*]
     [*]                  [*]                      [*]                     [*]
     [*]                  [*]                      [*]                     [*]
     [*]                  [*]                      [*]                     [*]

     [*]



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                                   EXHIBIT (C)
                                   Page 1 of 1

                                   EXHIBIT (D)

                             MAINTENANCE AND SUPPORT

1.      GENERAL TERMS

        1.1. Scope. Supplier will provide maintenance and support services to HP as specified in these Support Terms to allow HP to provide effective service to end-user customers of the Programs ("Customers"). Unless otherwise agreed, HP will serve as the primary support contact with Customers, and Supplier shall have no direct end-user customer support obligations except as otherwise provided herein. The obligations of each party are specified below.

        1.2. Definitions. The following capitalized terms will have these meanings when used in these Support Terms:

                1.2.1. "Action Plan" means the initial plan to be created and implemented by Supplier in response to an HP Problem Resolution or Escalation request. At a minimum, the Action Plan must contain the following:

                        [*]

                1.2.2. "Escalation" is the process described in Article 4 below through which HP declares that a Customer situation requires immediate action. Under this process, the nature and severity of the problem is raised in each party's organization and additional resources are allocated as specified in these Support Terms toward solving the problem.

                1.2.3. "Fix" means a change in a Program that removes a problem in that product. A Fix must be designed and tested so that it can be distributed to all Customers. A Fix may be temporary or permanent. A temporary Fix may be a patch or bug fix that temporarily modifies a Program or any software in the product without rebuilding that product. A permanent Fix provides a permanent solution to the problem, agreed upon by both HP and the Supplier.

                1.2.4. "Problem Resolution" is the process described in Article 3 below through which HP submits a Request for Technical Assistance to notify Supplier when a problem (such as a fault or defect) is suspected in a Product. Under this



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                                   EXHIBIT (D)
                        process, HP confirms the problem diagnosis with Supplier, and the parties cooperate to resolve the problem.

                1.2.5. "Support Information" means Program Service Information and a Knowledge Data Base of known problems related to Supplier's support of Programs.

                1.2.6. "Status Update" means Supplier's summary of the problem, describing the possible cause and the incremental work to be performed to reach resolution, including the Action Plan and the availability date of a Fix.

                1.2.7.  "Technical Assistance" is the process described in
                        Article 2 below through which HP obtains assistance from Supplier in the support of Customers. Technical Assistance includes the exchange of information, such as product configuration, product operation, or other necessary answers or assistance to support questions.

                1.2.8. "Tracking System" means an electronic database to be maintained by the parties for updating and communicating information pertaining to Service Requests, Technical Assistance, Problem Resolution and Escalation. The particular type of Tracking System will be mutually determined, as more particularly described in Section
                        1.7 below.

                1.2.9. "Workaround" means a temporary solution or temporary Fix that restores operational capability for the Product, without severely compromising the performance of that product, until a permanent Fix is available. A Workaround can be a change in the configuration or a change in Customer documentation.

        1.3. General Obligations. Each party agrees to the following general terms:

                1.3.1. For each Program, Supplier will provide a product support plan incorporating HP's support planning processes and support recommendations.

                1.3.2. Unless expressly authorized under these Support Terms, neither party will commit resources of the other to Customers.

                1.3.3. Both parties will provide such information to each other as is needed to implement these Support Terms, subject to the confidentiality and licensing provisions of this Agreement. Unless otherwise specified, all such information will be used by the other party solely for its internal use to fulfill its obligations under these Support Terms.

                [*]



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                                   EXHIBIT (D)

                [*]

        1.4. Strategic And Technical Support Contacts. Supplier and HP have each designated in Appendix I a Strategic Support Contact and a Technical Support Contact, which may be one and the same person. The Strategic Support Contacts will be the focal points for general relationship and process issues and will be responsible for managing the overall relationship of the parties. The Technical Support Contacts will be the focal points for Customer technical issues, including Technical Assistance, Problem Resolution and Escalation. Technical and Strategic Support Contacts may be changed at any time upon written notice to the other party.

        1.5. Status Review Meetings. Supplier and HP Strategic Support Contacts or their designees will meet on a regular basis for the purpose of reviewing the effectiveness of their support relationship, suggesting changes, implementing improvements and sharing technical information. Meetings will take place at least [*] in the [*] of the Agreement, and at least [*] thereafter.

        1.6. Communications Between Parties. Any support-related communications required or permitted to be given under these Support Terms will be made by telephone, or by electronic mail ("e-mail") in a standard format agreed to by the parties, to the appropriate contact.

        1.7. Problem Tracking System. The parties agree to implement and maintain a problem tracking database (the "Tracking System") for inputting, accessing and updating information on Requests for Technical Assistance, Problem Resolution and Escalation.

        1.8. Response Times. Supplier agrees to respond to HP requests for Technical Assistance, Problem Resolution and Escalation as soon as possible after receipt of the request, but in no event later than the response times specified in Appendix II to these Support Terms, in accordance with the problem classification listings in that Appendix.



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                                   EXHIBIT (D)

2.      TECHNICAL ASSISTANCE

        2.1.    HP Request For Technical Assistance.

                2.1.1. When making a request for Technical Assistance, HP will provide the following information to Supplier: (a) description of the situation; (b) the HP assigned call classification and the HP identification number; and (c) the call back phone number if different from the Technical Support Contact phone number listed in Appendix I.

                        1.     Collect the following information for analysis

        - [*]

                        2. Provide information for Brocade to be able to reproduce the problem: step by step procedure used to recreate the problem.

                        3.     System configuration information:

        - HOST : All OS platforms and versions; HBA type and driver version
        - Storage: Disk subsystem type (i.e: RAID, JBOD, public, private), manufacturer and firmware version.
        - Software Applications on host and storage
        - Switch topology: Describe the network configuration. Provide SAN diagram if possible.
        - Is the switch in a cascaded environment?
        - How many switches are in the configuration?
        - Are there parallel fabrics? Dual host, storage connections

                [*] Effective as of the date of [*] of the Program, Supplier will make its Technical Support Contacts available to receive Technical Assistance requests from HP through the designated telephone number (1-888-AT FIBRE) established by Supplier for HP [*]

                2.1.3. Supplier will take all necessary steps to resolve the Technical Assistance request and provide HP with the resolution and all available information as soon as it is available but no later than the response times specified in Appendix II.

                2.1.4. HP agrees that the support engineers that contact Supplier for Technical Assistance have previously received a substantial level of training on the Product.



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                                   EXHIBIT (D)

        2.2.    Technical Assistance Records.

                Supplier will keep a record of all Technical Assistance requests in Supplier's Tracking System and update their current status. As soon as possible after final resolution, Supplier will input a detailed description of the Technical Assistance request and resolution in Supplier's Tracking System.

                2.2.1. Technical Assistance records will include, at a minimum, the following information:

                        1. HP call identification number and Supplier call tracking number.

                        2.      Date of initial call.

                        3.      Names of call participants.

                        4.      Times and dates of subsequent calls to HP.

                        5. Model, version and serial number of Program(s) involved; and version of HP operating system involved.

                        6.      Steps taken to diagnose and remedy the problem.

                        7. Any Action Plan required for follow-up or resolution.

                        8.      Date of resolution.

        2.3. Closing Technical Assistance Request. After a Technical Assistance request is resolved and the resolution information is communicated to HP and documented in the Tracking System, HP will contact Supplier to close the request.

3.      PROBLEM RESOLUTION

        3.1.    Requesting Problem Resolution Service.

                3.1.1. HP will receive defect reports, inquiries and problem calls about Programs from HP's Customers. If HP is unable to resolve a problem after Technical Assistance and after reasonable efforts, HP may provide Supplier a Request for Technical Assistance.

                3.1.2. When making a Request for Technical Assistance, HP will provide the following information in addition to the information required when requesting Technical Assistance listed in Section 2.1.1 & 2.2.2 above:

                        1. HP call identification number and Supplier call tracking number.

                        2.      Problem description.

                        3. Description of diagnostic work performed and data collected by HP.



                                   EXHIBIT (D)

                        4. Action being requested (e.g. remedying or assisting in isolating the fault)

                        5. Problem classification pursuant to the definitions in Appendix II.

        3.2.    Problem Resolution Process.

                3.2.1. After Supplier receives a Request for Technical Assistance, it will acknowledge receipt and then confirm HP's diagnosis of the problem, and when it is mutually deemed necessary, [*] contact may be established. Supplier will take appropriate corrective action on the Request for Technical Assistance to resolve the problem as soon as possible, but in no event later than the response times specified in Appendix II, according to the classification of the problem.

                3.2.2. In the event that neither HP nor Supplier is able to isolate and resolve a Critical or Serious situation, HP may request that Supplier assist HP in dialing into the Customer's system directly to assist HP in analyzing and troubleshooting the problem. Supplier will provide any necessary diagnostic tools to troubleshoot the problem on site. HP will provide Supplier access through telnet or web tools.

                3.2.3. Supplier will provide an Action Plan within the response times listed in Appendix II, based on HP's classification of the problem. An Action Plan may require Supplier to: (a) reprioritize its other activities in order to meet the commitment to solve a Customer problem; (b) increase resources to address the problem; (c) assist HP with remote dial into a Customer system for direct observation.

                3.2.4. Supplier will notify HP upon resolution of the problem or upon the availability of a Fix or Workaround. If a permanent resolution cannot be achieved within the response times specified in Appendix II, Supplier will notify HP of any modification to the original Action Plan and the anticipated availability of a permanent problem resolution.

                3.2.5. Supplier will enter in the Supplier's Tracking System, all Status Updates, Action Plans and other communications requested by HP's Technical Support Contact.. Supplier may request additional information from the HP Technical Support Contact in order to meet the response times specified in Appendix II.



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                                   EXHIBIT (D)

        3.3.    Problem Resolution Records.

                3.3.1. Supplier will keep records of all Requests for Technical Assistance in the Supplier's Tracking System and update their current status. Supplier will also be responsible for accessing, reviewing, and updating defect information related to the Programs.

                3.3.2. Escalation records will include, at a minimum, the items listed in Sections 2.2.2 and 3.1.2 above along with the following information:

                        1.      Summary of the problem as finally diagnosed.

                        2.      Detailed description of the causes and symptoms.

                        3.      Actions taken to resolve the situation.

                        4. Date of Problem Resolution request and final resolution.

                        5. Likelihood of problem recurring and recommended action in the event of a recurrence.

                        6. Supplier and HP Service Request numbers for cross reference purposes.

                        7. Fix or Workaround implemented and how and when available.

                        8.      Tests performed on the Fix or Workaround.

                        9. If only temporary Fix or Workaround is available, the Action Plan for permanent Fix.

        3.4.    Closing Problem Resolution Request.

                3.4.1. After problem resolution has been communicated to HP and verified by agreement of HP and the Customer, HP will notify Supplier that HP is closing the Problem Resolution and Request for Technical Assistance.

4.      ESCALATION

        4.1.    Requesting An Escalation.

                4.1.1. If HP determines that [*] are needed to resolve a Customer situation or to [*] may request an Escalation. Supplier will cooperate with HP by following the Escalation procedures set forth below.

                4.1.2. When requesting Escalation, in addition to the information required under Problem Resolution in Section
                        3.1.2 above, HP will provide:

                        1.      Caller's location.

                        2.      Any currently installed Fixes or Workarounds.

                        3.      Reason for escalation.



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                                   EXHIBIT (D)

                        4.      Steps taken to resolve problem.

                        5. Any Requests for Technical Assistance (RTA) issued with respect to the problem.

        [*] Response To Escalations. Supplier will continue to cooperate with HP until the Escalation is resolved, or until HP and Supplier mutually agree that all reasonable means of resolution have been exhausted. Effective as of the date of first customer shipment, Supplier will respond to an Escalation from HP
                [*]

        4.3. Escalation Process. HP's Technical Support Contact may contact Supplier's Technical Support Contact to request Escalation. HP will follow-up by e-mail with any additional information available at the time. Supplier will have primary responsibility to resolve the Escalation, and when mutually deemed necessary, [*] contact may be established. If Service Requests are produced as a result of the Escalation, the procedure defined above for Problem Resolution must be followed.

        4.4.    Escalation Records.

                4.4.1. Supplier will keep a record of all Escalation requests in the Supplier's Tracking System and update their current status.

                4.4.2. Escalation records will include, at a minimum, the items listed in Section 3.3.2 above along with the following information:

                        6. [*].

        4.5. The Role Of Technical Support Contact During Escalations. The Supplier's Technical Support Contact will prepare an Action Plan as quickly as possible [*] request for Escalation. This Action Plan may be modified by mutual agreement of the parties.

        [*] Monitor Phase. A Monitor Phase may be implemented by HP to evaluate the situation over a period of time to verify that the problem has been resolved to the Customer's satisfaction. The Monitor Phase starts after a resolution is provided to the Customer. When the problem has been resolved to the Customer's satisfaction, the Monitor Phase is terminated and the Escalation is closed by HP. Both HP and



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                                   EXHIBIT (D)

                Supplier will coordinate monitoring activities [*] will determine the [*]

        4.7. Closing An Escalation. When HP and the Customer agree that the problem has been resolved satisfactorily or the situation no longer requires Escalation, the Escalation will be closed by HP at the end of the Monitor Phase. The Tracking System will then be updated as necessary by Supplier to record the results of the Monitor Phase, including any actions taken, results of those actions, likelihood of problem reoccurrence and recommended future actions.



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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.


                                   EXHIBIT (D)

                                   APPENDIX I

                    STRATEGIC AND TECHNICAL SUPPORT CONTACTS

Initial calls for Brocade's Technical Assistance need to go through:

Phone:  1-888-ATFIBRE
Email:  hp-support@brocade.com

The following persons are designated to serve as Strategic Support Contacts:

Supplier:                                              HP:
Name:        [*]                                       Name:      [*]
Address:     Brocade Communications Systems, Inc.      Address:   Hewlett Packard Company
             1901 Guadalupe Parkway                               8000 Foothills Blvd.
             San Jose, CA 95131                                   Roseville, CA 95747

Phone:       [*]                                       Phone:     [*]
Fax:         [*]                                       Fax:       [*]
Email:       [*]                                       Email:     [*]

       The following persons are designated as Technical Support Contacts:

Supplier:                                              HP:
Name:        [*]                                       Name:      Don Roeder
Address:     Brocade Communications Systems, Inc       Address:   Hewlett Packard Company
             1901 Guadalupe Parkway                               8000 Foothills Blvd.
             San Jose, CA 95131                                   Roseville, CA 95747

Phone:       [*]                                       Phone:     [*]
Fax:         [*]                                       Fax:       [*]
Email:       [*]                                       Email:     [*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (D)

                                   APPENDIX II

                                 RESPONSE TIMES

                                                  Initial
                            Acknowledge Problem   Action                           Permanent Fix
HP Call/Problem             receipt; Engineer     Plan/Status    Fix, or           or long term Action
Classification              assigned              Update         Workaround to HP  for a permanent Fix
--------------------------------------------------------------------------------------------------------
[*]                         [*]                   [*]            [*]               [*]






CLASSIFICATION OF PROBLEM SITUATION.

[*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (D)

                                   EXHIBIT (E)

                           HP EQUIPMENT LOAN AGREEMENT

               THIS HP EQUIPMENT LOAN AGREEMENT ("Equipment Loan Agreement") is made ____________, 2000, (the "Effective Date") by and between Hewlett-Packard Company ("HP") and Brocade Communications Systems, Inc. (SUPPLIER) as follows:

1. LOAN. HP hereby loans to SUPPLIER, for the applicable Term, the HP-owned equipment, which may consist of hardware and software (collectively, "HP Equipment") described in the HP Equipment Schedule attached as Attachment (A). HP may, from time to time, add, upgrade, or remove HP Equipment from SUPPLIER's site during the Term. All HP Equipment received by SUPPLIER during the Term shall be described in an amended HP Equipment Schedule signed by SUPPLIER and appended to this Equipment Loan Agreement. SUPPLIER agrees, by its receipt of HP Equipment, that all HP Equipment is subject to the provisions of this Equipment Loan Agreement.

2. TERM. This Equipment Loan Agreement shall be for a Term of [*] after the Effective Date (the "Term") of this Agreement, unless earlier terminated by HP or SUPPLIER upon [*] written notice to the other. HP may m writing extend the Term, or establish a separate Term with respect to particular items of HP Equipment.

3. USE. SUPPLIER may use the HP Equipment solely for testing and developing OEM Products under this Agreement. SUPPLIER shall not move any HP Equipment from the location set forth in the HP Equipment Schedule without the prior written consent of HP. SUPPLIER's right to use the HP Equipment is non-transferable. SUPPLIER assumes all risk for the use of the HP Equipment.

4. SOFTWARE. All software provided with the HP Equipment or for test and development of the OEM Products shall be licensed under the then current HP Software License Terms, the current form of which is attached as Attachment (B). The type of license to use for any particular software is stated in the HP Equipment Schedule.

5. OWNERSHIP. HP retains all right, title, and ownership to the HP Equipment, unless any such HP Equipment is purchased by SUPPLIER. SUPPLIER hereby nominates and appoints HP as its attorney-in-fact for the sole purpose of executing on SUPPLIER's behalf UCC-1 financing statements (and any appropriate amendments thereto) under the provisions of the Uniform Commercial Code for the HP Equipment loaned to SUPPLIER hereunder. If requested by HP, SUPPLIER shall affix any label or marking supplied by HP evidencing HP's ownership of the HP Equipment. HP may, from time to time, inspect the HP Equipment. SUPPLIER shall not encumber the HP Equipment in any manner.

6. WARRANTY DISCLAIMER. ALL HP EQUIPMENT IS FURNISHED "AS IS", WITHOUT WARRANTY OF ANY KIND, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPLIER understands that some newly manufactured HP Equipment may contain remanufactured parts equivalent to new in performance.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (E)

7. MAINTENANCE. During the Term, SUPPLIER will maintain all HP Equipment in good operating order and condition. All maintenance must be provided by personnel authorized by HP. HP will provide standard support and maintenance for the HP Equipment [*] to SUPPLIER during the Term; however, [*] due to SUPPLIER's negligence shall be borne by SUPPLIER. SUPPLIER shall be responsible for providing HP personnel ready and safe access to the HP Equipment for such maintenance and support.

8. RISK OF LOSS. SUPPLIER shall bear [*] risk of loss with respect to the HP Equipment from receipt thereof until such HP Equipment is returned to HP. All HP Equipment returned to HP must include the same components as received by SUPPLIER, and must be in good operating order and condition. Charges may be imposed by HP if SUPPLIER fails to return the HP Equipment in such condition or within the return timeframe set forth herein.

9. SHIPPING COSTS. Unless otherwise agreed in writing by HP SUPPLIER shall be responsible for and pay [*] with respect to the delivery or return of any HP Equipment hereunder.

10. LIMITATION OF LIABILITY. HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, ARISING OUT OF THIS EQUIPMENT LOAN AGREEMENT OR SUPPLIER'S USE OF THE HP EQUIPMENT.

11. TERMINATION. Upon expiration or earlier termination of the Term, SUPPLIER shall (i) return to HP all HP Equipment [*] or (ii) purchase the HP Equipment pursuant to Section 12 below. In the event that SUPPLIER fails to return the HP Equipment to HP upon expiration of the Term within such [*] SUPPLIER shall be deemed to have elected to purchase the HP Equipment, and HP will invoice SUPPLER accordingly.

12. PURCHASE OPTION. Upon expiration of the Term, SUPPLIER may elect to purchase the HP Equipment from HP under HP's then current standard terms and conditions, provided that such HP Equipment shall not be purchased for resale. Upon purchase, such HP Equipment will be provided with HP's then current standard warranty provisions for used equipment. The purchase price for HP Equipment purchased under this Section 12 will be the [*] less any mutually agreed discount. No other promotional or purchase discounts will apply. Such purchase will not qualify for any stock rotation or price protection under any other agreement which SUPPLIER may have with HP.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (E)

13. GENERAL PROVISIONS.

         (i)   This Equipment Loan Agreement may not be assigned by SUPPLIER.

         (ii) This Equipment Loan Agreement and any attachments constitute the entire agreement between the parties relating to transactions hereunder and will supersede any previous communication, representation or agreement by either party, whether oral or written. Any modifications or amendments must be in writing and signed by both parties

         (iii) This Equipment Loan Agreement shall be governed by and construed in accordance with the laws of the State of California, exclusive of its choice-of-law provisions.


BROCADE COMMUNICATIONS                       HEWLETT-PACKARD COMPANY
SYSTEMS, INC.


By:  /s/ Charles Smith                       By: /s/ Marilyn Edling
   --------------------------------             --------------------------------
   Name: Charles Smith                          Name: Marilyn Edling
   Title: Vice President, WW Sales              Title: General Manager, ESBU



                                   EXHIBIT (E)

                                 ATTACHMENT (A)

                              HP EQUIPMENT SCHEDULE


EQUIPMENT LOANED TO BROCADE COMMUNICATIONS SYSTEMS:



[*]



NOTE: Contact at Supplier regarding all loaned equipment is Chris Beauchamp #(408) 487-8166.

SOFTWARE:                                    LICENSE TYPE:

LOCATION(S):

ACKNOWLEDGED:

BROCADE COMMUNICATIONS                       HEWLETT-PACKARD COMPANY
SYSTEMS, INC.


By:  /s/ Charles Smith                       By: /s/ Marilyn Edling
   --------------------------------             --------------------------------
Name: Charles Smith                          Name: Marilyn Edling
     ------------------------------               ------------------------------

Title: Vice-President, WW Sales              Title: General Manager, ESBU
      -----------------------------                -----------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (E)

                                 ATTACHMENT (B)

                            HP SOFTWARE LICENSE TERMS

                                     NOTICE

USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET FORTH BELOW. USING THE SOFTWARE INDICATES SUPPLIER'S ACCEPTANCE OF THESE LICENSE TERMS. IF SUPPLIER DOES NOT ACCEPT THESE LICENSE TERMS, SUPPLIER MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, SUPPLIER MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

                            HP SOFTWARE LICENSE TERMS

The following License Terms govern SUPPLIER's use of the accompanying Software unless SUPPLIER has a separate written agreement with HP.

LICENSE GRANT. HP grants SUPPLIER a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. SUPPLIER may not modify the Software or disable any licensing or control features of the Software. If the Software is licensed for "concurrent use", SUPPLIER may not allow more than the maximum number of authorized users to Use the Software concurrently.

OWNERSHIP. The Software is owned and copyrighted by HP or its third party suppliers. SUPPLIER's license confers no title or ownership in the Software and is not a sale of any rights in the Software. HP's third party suppliers may protect their rights in the event of any violation of these License Terms.

COPIES AND ADAPTATIONS. SUPPLIER may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software. SUPPLIER must reproduce all copyright notices in the original Software on all copies or adaptations. SUPPLIER may not copy the Software onto any bulletin board or similar system.

NO DISASSEMBLY OR DECRYPTION. SUPPLIER may not disassemble or decompile the Software unless HP's prior written consent is obtained. In some jurisdictions, HP's consent may not be required for limited disassembly or decompilation. Upon request, SUPPLIER will provide HP with reasonably detailed information regarding any disassembly or decompilation. SUPPLIER may not decrypt the Software unless decryption is a necessary part of the operation of the Software.

TRANSFER. SUPPLIER's license will automatically terminate upon any transfer of the Software. Upon transfer, SUPPLIER must deliver the Software, including any copies and related documentation, to the transferee. The transferee must accept these License Terms as a condition to the transfer.

TERMINATION. HP may terminate SUPPLIER's license upon notice for failure to comply with any of these License Terms. Upon termination, SUPPLIER must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

EXPORT REQUIREMENTS. SUPPLIER may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DEARS 252.227-7013 (Oct 1988), DEARS 252.211-7015 (May 1991) or DEARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987)(or any equivalent agency regulation or contract clause), whichever is applicable. SUPPLIER have only those rights provided for such Software and any accompanying documentation by the applicable FAR or DEARS clause or the HP standard software agreement for the product involved.



                                   EXHIBIT (E)

                                   EXHIBIT (F)

                        CONFIDENTIAL DISCLOSURE AGREEMENT

This page is intentionally left blank, with a copy of all current HP / Brocade Confidential Disclosure Agreements inserted immediately following this page.



                                   EXHIBIT (F)

--------------------------------------------------------------------------------
[GRAPHIC IMAGE APPEARS HERE]                CONFIDENTIAL DISCLOSURE
                                                  AGREEMENT

--------------------------------------------------------------------------------

Effective Date: 4/15/99

In order to protect certain confidential information, Hewlett-Packard Company and its corporate affiliates ("HP"), and the "Participants" identified below, agree that:

1. DISCLOSING PARTY: The parties disclosing confidential information ("Discloser") are: Hewlett Packard (ESBU) 8000 Foothills Blvd, Roseville, CA 95747; Brocade Communications Systems, Inc. 1901 Guadalupe Parkway, San Jose, CA 95131 ("Participant").

2. PRIMARY REPRESENTATIVE: Each party's representative for coordinating disclosure or receipt of confidential information is:

HP: [*]

PARTICIPANT: [*]; Brocade Communications Inc.

3. DESCRIPTION OF CONFIDENTIAL INFORMATION: The confidential information disclosed under this Agreement is described as:

HP: [*]

PARTICIPANT: [*]

4. USE OF CONFIDENTIAL INFORMATION: The party receiving confidential information ("Recipient") shall make use of the confidential information only for the following purpose (e.g., "evaluation and testing for a make/buy decision on project xyz.") Recipient shall only disclose the discloser's Confidential Information to those employees who have a need to know for the purpose authorized under Section 4."

HP: [*]

BROCADE: [*].

5. CONFIDENTIALITY PERIOD: This Agreement and Recipient's duty to hold confidential information in confidence expire on: [*]

6. DISCLOSURE PERIOD: This Agreement pertains to confidential information that is disclosed between the Effective Date and [*]

7. STANDARD OF CARE: Recipient's shall protect the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the confidential information as Recipient uses to protect its own confidential information of a like nature. Without limiting the foregoing, Recipient shall not disclose the disclosed confidential information to any affiliate or other person or entity.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (F)

8. MARKING: Recipient's obligations shall only extend to confidential information that is described in paragraph 3, and that: (a) comprises specific materials individually listed in paragraph 3; or, (b) is marked as confidential at the time of disclosure; or, (c) is unmarked (e.g. orally disclosed) but treated as confidential at the time of disclosure, and is designated as confidential in a written memorandum sent to Recipient's primary representative within thirty days of disclosure, summarizing the confidential information sufficiently for identification.

9. EXCLUSIONS: This Agreement imposes no obligation upon Recipient with respect to information that: (a) was in Recipient's possession before receipt from Discloser; (b) is or becomes a matter of public knowledge through no fault of Recipient; (c) is rightfully received by Recipient from a third party without a duty of confidentiality; (d) is disclosed by Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by Recipient; (f) is disclosed under operation of law; or (g) is disclosed by Recipient with Discloser's prior written approval.

10. WARRANTY: Each Discloser warrants that it has the right to make the disclosures under this Agreement. NO OTHER WARRANTIES ARE MADE BY ANY PARTY UNDER THIS AGREEMENT. ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS".

11. RIGHTS: No party acquires any intellectual property rights under this Agreement except the limited rights necessary to carry out the purposes set forth in paragraph 4.

               MISCELLANEOUS

12. This Agreement imposes no obligation on any party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

13. This Agreement does not create any agency or partnership relationship.

14. All additions or modifications to this Agreement must be made in writing and must be signed by all parties.

15. This Agreement is made under, and shall be construed according to, the laws of the State of California, U.S.A.

[*]

HEWLETT-PACKARD COMPANY                      PARTICIPANT

Entity:   Enterprise Storage                 Company:  Brocade Communications
          Business Unit                                Systems, Inc.

Address:  8000 Foothills Blvd.,              Address:  1901 Guadalupe Parkway,
          Roseville, CA. 95747                         San Jose, CA 95131


By: /s/ Rod Bean                             By: /s/ Charles Smith
   --------------------------------             --------------------------------
    (Functional Manager's Signature)             (Authorized Signature)

Name: Rod Bean                               Name: Charles Smith

Title: Materials Manager                     Title:  VP Worldwide Sales



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  EXHIBIT (G)

                        RECIPIENTS FOR RECEIPT OF NOTICES


FOR HP:

Business contact:
[*]
8000 Foothills Blvd
[*]

FOR SUPPLIER:

Business contact:
[*]                                                 [*]
1901 Guadalupe Pkwy                                 1901 Guadalupe Pkwy
San Jose, CA 95131                                  San Jose, CA 95131
[*]                                                 [*]


[*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (G)
                                  Page 1 of 1

                                   EXHIBIT (H)

                     HP SUPPLIER QUALITY SYSTEM REQUIREMENTS

                            -- HEWLETT-PACKARD CO. --

[*]

-------------------------------------------------------------------------------
                                                                 INITIALS
 LTR.                    REVISIONS                DATE          CM ENGINEER
-------------------------------------------------------------------------------
   A    First Draft                             10/20/99            [*]
   B    As Issued.                              11/5/99             [*]
   C    As Issued.                              11/12/99            [*]
   D    As Issued.                              12/6/99             [*]
   E    As Issued.                              12/21/99            [*]
   F    As Issued.                              12/22/99            [*]



-------------------------------------------------------------------------------



                          [GRAPHIC IMAGE APPEARS HERE]



                                 HP PROPRIETARY

This document is the property of Hewlett-Packard Company (HP) and contains confidential and proprietary information of HP. Neither it, nor the information contained herein shall be disclosed to others, or duplicated, or used by other except as authorized by HP writing.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


--------------------------------------------------------------------------------
ASSEMBLY #: N/A                            HP P/N: N/A
--------------------------------------------------------------------------------
DATE: DECEMBER 22, 1999                    DESCRIPTION:
                                           FIBRE CHANNEL GIGABIT SWITCH SUPPLIER
                                           QUALITY/ RELIABILITY REQUIREMENTS
                                           DOCUMENT
--------------------------------------------------------------------------------
[*]
--------------------------------------------------------------------------------
[*]                                        [*]
--------------------------------------------------------------------------------


[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


                                  [*] FC SWITCH
                          SUPPLIER QUALITY/RELIABILITY
                              REQUIREMENTS DOCUMENT


[*]
Supplier: Brocade

--------------------------------------------------------------------------------
                            DOCUMENT REVISION HISTORY
--------------------------------------------------------------------------------
 REVISION #     DATE                      DESCRIPTION
--------------------------------------------------------------------------------
     00       10/20/99    -  First Draft
--------------------------------------------------------------------------------
     01        11/5/99    -  Updated 5 X 5 p/n for [*] switch & section 4.1, 5.2
--------------------------------------------------------------------------------
     02        11/9/99    -  Added the FRU replacement/exchange number (4.1)
--------------------------------------------------------------------------------
     03        12/6/99    -  Added the drawing number [*] & changed [*]
--------------------------------------------------------------------------------
     04       12/21/99    -  Updated HP incoming inspection audit (2.0), OOBA
                             Lot Sample & Inspection at BROCADE (3.0), Field
                             Quality/Reliability where [*] Quality Data
                             expectations (5.0), Communications Expectations
                             (6.0), Supplier Quality System (7.0)
--------------------------------------------------------------------------------
     05       12/22/99    -  Updated AFR from [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


                                TABLE OF CONTENTS

[*]     PURPOSE.............................................................................5

2.      DEFECTIVE PRODUCT...................................................................5

        2.1.     [*]:.......................................................................5
        2.2.     [*]........................................................................5
        2.3.     HP INCOMING [*]............................................................6

3.      IN-PROCESS QUALITY .................................................................7

        3.1.     IN-PROCESS FAILURE RATE....................................................7
        3.2.     IN PROCESS FAILURE ANALYSIS EXPECTATIONS...................................7

4.      FIELD QUALITY / RELIABILITY.........................................................8

        4.1.     AFR (ANNUALIZED FAILURE RATE)..............................................8
        4.2.     FIELD FAILURE ANALYSIS EXPECTATIONS.......................................10

5.      QUALITY DATA EXPECTATIONS..........................................................10

        5.1.     HP'S RESPONSIBILITY.......................................................10
        5.2.     SUPPLIER'S RESPONSIBILITY.................................................10

                 5.2.1     QUARTERLY REPORTING.............................................10
                 5.2.2     MONTHLY REPORTING...............................................11
                 5.2.3     WEEKLY REPORTING.................................................8
                 5.2.4     OTHER REPORTING..................................................8

6.      COMMUNICATION EXPECTATIONS.........................................................12

        6.1.     PRODUCT CHANGES REQUIRING HP APPROVAL.....................................12
        6.2.     PROCESS CHANGES REQUIRING HP APPROVAL.....................................12
        6.3.     SHIPMENT HOLD NOTIFICATION................................................12
        6.4.     WEEKLY PHONE CONFERENCE...................................................12

7.      SUPPLIER QUALITY SYSTEM ............................................................9



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


1.  PURPOSE

               The purpose of this Quality/Reliability Requirements Document is to establish an understanding and agreement between Hewlett-Packard (HP) and Seller with regard to quality and reliability expectations and responsibilities. The terms Supplier and Seller are used interchangeably in this Quality/Reliability Requirements Document.

               It is HP's objective to receive Product of the [*]. The Product must consistently [*] the requirements of this document and the individual specifications applicable to each Product. It is HP's expectation that Supplier shall strive to ship defect-free, fully tested Product as measured at the first operational test at HP. Repaired units are subject to the same Product Specifications as when originally shipped.

               HP's objective is to work in close cooperation with Supplier to resolve any quality issue, and expects the Supplier to work diligently to resolve any quality issue.

2.  DEFECTIVE PRODUCT:

               HP shall inform Supplier of any units or lots that fail, and provide Supplier with yield percentages. Defective units or lots will be shipped to Supplier's facility as instructed by Supplier. Supplier shall test and verify all mutually a-reed upon failed units, and provide the data of failure symptoms observed or NTF (No Trouble Found), on all units returned from HP worldwide manufacturing sites.

               [*]

        2.2 DOCK-TO-STOCK

        In general, material is received directly to stock, unless a [*] is required (see Section 2.3, HP [*] & Section 3 In-Process Quality Audit at BROCADE). All new products must go through a [*] HP-ESBU. In addition, all new suppliers must demonstrate relevant process control through a quality system [*] Provided both conditions are successfully fulfilled, the subsequent shipments will not be inspected as they are received by HP-ESBU.



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


[*]

[*] HP Incoming [*]

HP shall [*] the [*] units received from the Supplier. If there are four functional failures, ten cosmetic failures, or a combination of both totaling ten, HP shall [*]. A manufacturing team consisting of at least the materials and product engineers shall perform the [*].

All failures require a [*] report completed by the Supplier [*] days after notification. If the Supplier needs the [*] unit to determine the root cause, the Supplier shall complete a [*] report within [*] after receipt of the [*] The report shall contain detailed explanation of the root cause and [*](s) performed. HP shall [*] the report during the [*].

[*]

The criteria to be used by HP on the [*] are referenced in the following standard documentation:

--------------------------------------------------------------------------------
       DRAWING NUMBER                            DESCRIPTION
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------
            [*]            [*]
--------------------------------------------------------------------------------



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


               c)     [*]

3.  OOBA LOT SAMPLE INSPECTION AT BROCADE

        3.1    OOBA LOT SAMPLE INSPECTION

        OOBA is performed after a [*] on the Brocade manufacturing line. If there is going to be an error on the line it will be gross error that would be seen in all the units. This is what OOBA is designed to catch. The focus of OOBA, therefore, is to screen for gross failures, rectify and, lots with problems, and implement [*] based on the observed failures.

        The In-Process Lot Sample Inspection has been established at the levels specified in the following chart for each part number. The In-Process Lot Sample Inspection shall be used when determining the Q1 score for the TQRDC/E review.

       -------------------------------------------------------------------------
              PART DESCRIPTION           PART NUMBER            DPM UPPER LIMIT
       -------------------------------------------------------------------------
       [*]                                   [*]                      [*]
       -------------------------------------------------------------------------



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


        [*]

               I.     [*]

        3.2 FAILURE ANALYSIS EXPECTATIONS

        Supplier shall test and verify all unit failures returned by lip worldwide manufacturing organizations, HP field or found in BROCADE's manufacturing line.

        The supplier shall promptly institute the [*] report and [*] that may be required to prevent any further rejects for such cause.

        PLEASE SEE THE FOLLOWING SECTION FOR REPORTING EXPECTATIONS.

4.  FIELD QUALITY / RELIABILITY

        4.1 AFR (ANNUAL FAILURE RATE)

                             AFR CALCULATION FORMULA

        [*]



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


        The AFR Limits and Stretch Goals are defined in the following AFR Chart. The Field Failure Rate (AFR) Limit shall be used when determining the Q2 score for the TQRDC/E review.

--------------------------------------------------------------------------------
                                            HP            FIELD FAILURE RATE
        PART DESCRIPTION               PART NUMBER            (AFR) LIMIT
--------------------------------------------------------------------------------
[*]                                        [*]                    [*]
--------------------------------------------------------------------------------
[*]                                        [*]                    [*]
--------------------------------------------------------------------------------
[*]                                        [*]                    [*]
--------------------------------------------------------------------------------
[*]                                        [*]                    [*]
--------------------------------------------------------------------------------
                                           [*]                    [*]
--------------------------------------------------------------------------------

        These number do not include [*]

        These numbers do no include [*]

        4.2 FIELD FAILURE ANALYSIS EXPECTATIONS

        [*]

5.  QUALITY DATA EXPECTATIONS

Quality data supplied by Supplier shall include, but not be limited to, [*], detailed incident reports by serial number, and [*] regarding failures.

        5.1 HP'S RESPONSIBILITY

        HP shall inform Supplier of In-Process Failures that occur at ESBU-Roseville on a [*] basis.

        5.2 SUPPLIER'S RESPONSIBILITY

               5.2.1  [*] REPORTING

               Supplier shall provide the following reports to HP-ESBU's Materials Engineer on a [*] basis:

               [*]



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


               5.2.2  [*] REPORTING

               Supplier shall provide the following reports to HP-ESBU's Mass Storage basis:

               -    [*].



---------------------------------------------------------------------------------------------------
          IMPLEMENTATION
              DATA
              (ECO                BROCADE             DESCRIPTION                      DESCRIPTION
 BROCADE   RELEASED TO    S/N      P/N,      F/W         OF F/W             H/W          OF H/W
  ECO#        MFG)       RANGE   REVISION   VERSION      CHANGE           VERSION        CHANGE
---------------------------------------------------------------------------------------------------
   [*]         [*]        [*]       [*]      [*]   [*]                 [*]             [*]
---------------------------------------------------------------------------------------------------

               5.2.3  WEEKLY REPORTING

               Supplier shall provide the following reports to HP Fibre Channel Materials Engineer on a [*] basis:

               -    [*]

               5.2.4  OTHER REPORTING

               Supplier shall provide the following additional information to the HP Fibre Channel Materials Engineer.

               -    Failure Analysis (FA) Report upon completion.



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


6.  COMMUNICATION EXPECTATIONS

        6.1 PRODUCT CHANGES REQUIRING HP APPROVAL

        The evaluation period for changes is covered in the HP/BROCADE Purchase Agreement. The intent is to allow HP [*] to review the proposed change and Supplier [*] and to perform [*] if necessary. Supplier must [*] of upcoming changes in order to assure a smooth implementation. Changes must be communicated in writing in the form of an Engineering Change Request (ECR) document and sent to the Materials Engineer. Changes that must be communicated in writing are:

        [*] 3. [*].

        6.2 PROCESS CHANGES REQUIRING HP APPROVAL

        Supplier shall notify HP of any major changes to the manufacturing process in writing [*] prior to proposed implementation. These include:

               l.     [*]

        6.3 SHIPMENT HOLD NOTIFICATION

        Supplier shall notify HP verbally of any line-down or ship hold situations that will adversely affect HP shipments or HP's installed base within [*] of such situation occurring. A written analysis of HP's inventory exposure and a recovery plan, if applicable, shall be provided within [*] of such situation occurring.

        6.4 [*]

        Supplier will maintain a [*] with HP to address all open issues and will [*]



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


7.  SUPPLIER QUALITY SYSTEM

        A.     [*]



[*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP CONFIDENTIAL **


                                   EXHIBIT (I)

                     HP END USER SOFTWARE LICENSE AGREEMENT



                                     NOTICE

ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS CONTAINED IN THE ACCOMPANYING DOCUMENTATION. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

                              ** HP CONFIDENTIAL **


ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET FORTH BELOW. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

                            HP SOFTWARE LICENSE TERMS

The following License Terms govern your use of the accompanying Software unless you have a separate written agreement with HP.

LICENSE GRANT. HP grants you a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing or control features of the Software. If the Software is licensed for "concurrent use", you may not allow more than the maximum number of authorized users to Use the Software concurrently.

OWNERSHIP. The Software is owned and copyrighted by HP or its third party suppliers. Your license confers no title or ownership and is not a sale of any rights in the Software, its documentation or the media on which they are recorded or printed. Third party suppliers may protect their rights in the Software in the event of any infringement.

COPIES AND ADAPTATIONS. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software on a backup product, provided that copies and adaptations are used in no other manner and provided further that Use on the backup product is discontinued when the original or replacement product becomes operable. You must reproduce all copyright notices in the original Software on all copies or adaptations. You may not copy the Software onto any public or distributed network.

NO DISASSEMBLY OR DECRYPTION. You may not disassemble or decompile the Software without HP's prior written consent. Where you have other rights under statute, you will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. You may not decrypt the Software unless necessary for the legitimate use of the Software.

TRANSFER. Your license will automatically terminate upon any transfer of the Software. Upon transfer, you must deliver the Software, including any copies and related documentation, to the transferee. The transferee must accept these License Terms as a condition to the transfer.

TERMINATION. HP may terminate your license upon notice for failure to comply with any of these License Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

EXPORT REQUIREMENTS. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.337-19 (Jun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and any accompanying documentation by the applicable FAR or DFARS clause or the HP standard software agreement for the product involved.